                                                                      EXHIBIT 99

TERM SHEETS

CMBS NEW ISSUE TERM SHEET

$1,270,333,000 (APPROXIMATE OFFERED CERTIFICATES)

$1,378,924,068 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-5
OFFERED CLASSES A-1, A-2, A-3, A-AB, A-4, A-1A, A-J, XP, B, C AND D
CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

GENERAL ELECTRIC CAPITAL CORPORATION
MORTGAGE LOAN SELLER

GERMAN AMERICAN CAPITAL CORPORATION
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

LENNAR PARTNERS, INC.
SPECIAL SERVICER

NOVEMBER 2004

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA
SECURITIES LLC, DEUTSCHE BANK SECURITIES INC., CITIGROUP GLOBAL MARKETS INC.,
GOLDMAN, SACHS & CO. AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE
"UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO
BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY
SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE
ILLEGAL. NONE OF THE UNDERWRITERS NOR ANY OF THEIR AFFILIATES HAS CONDUCTED ANY
INDEPENDENT REVIEW OF THE INFORMATION CONTAINED HEREIN, AND NONE OF THE
UNDERWRITERS NOR ANY OF THEIR AFFILIATES REPRESENT THAT SUCH INFORMATION IS
ACCURATE OR COMPLETE AND THE INFORMATION SHOULD NOT BE RELIED UPON AS SUCH. BY
ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR
PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS
MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE
INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING
MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE
NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE
LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET
CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH
PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS
AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF
THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY
AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING
OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE
REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE
SECURITIES ACT OF 1933, AS AMENDED INCLUDING ALL CASES WHERE THE MATERIAL DOES
NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH
REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF
THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS
MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE
SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR
PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE
ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS
MATERIAL. EACH OF THE UNDERWRITERS IS ACTING AS AN UNDERWRITER AND IS NOT
ACTING AS AN AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                     DEUTSCHE BANK SECURITIES INC.
  Joint Bookrunning Manager                          Joint Bookrunning Manager

                                  -------------

CITIGROUP                      GOLDMAN, SACHS & CO.                    JPMORGAN
Co-Manager                          Co-Manager                        Co-Manager

                      (This Page Intentionally Left Blank)

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics

Ten Largest Mortgage Loans or Crossed Pools

   Congressional Village & Jefferson at Congressional (Land)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                             APPROX.
             EXPECTED       CERTIFICATE        % OF
            RATINGS(1)      BALANCE OR       INITIAL      APPROX.
          -------------      NOTIONAL          POOL       CREDIT
CLASS      S&P/MOODY'S       AMOUNT(2)       BALANCE      SUPPORT
-------------------------------------------------------------------

A-1(9)     AAA / Aaa       $ 57,600,000       4.177%     20.000%
A-2(9)     AAA / Aaa       $251,176,000      18.215%     20.000%
A-3(9)     AAA / Aaa       $307,618,000      22.309%     20.000%
A-AB(9)    AAA / Aaa       $ 46,487,000       3.371%     20.000%
A-4(9)     AAA / Aaa       $198,649,000      14.406%     20.000%
A-1A(9)    AAA / Aaa       $241,609,000      17.522%     20.000%
A-J        AAA / Aaa       $ 91,353,000       6.625%     13.375%
XP         AAA / Aaa       $        TBD(6)      N/A         N/A
B           AA / Aa2       $ 39,645,000       2.875%     10.500%
C          AA- / Aa3       $ 13,789,000       1.000%      9.500%
D            A / A2        $ 22,407,000       1.625%      7.875%
-------------------------------------------------------------------

                                             ASSUMED
              WEIGHTED     PRINCIPAL          FINAL
              AVERAGE        WINDOW       DISTRIBUTION
CLASS      LIFE (YRS)(3)    (MOS)(3)         DATE(3)           RATE TYPE
----------------------------------------------------------------------------

A-1(9)         2.89          1-56        July 10, 2009               Fixed
A-2(9)         4.77         56-60      November 10, 2009             Fixed
A-3(9)         6.77         80-84      November 10, 2011             Fixed
A-AB(9)        6.99         56-110     January 10, 2014              Fixed
A-4(9)         9.64        110-118    September 10, 2014             Fixed(4)
A-1A(9)        6.34         1-118     September 10, 2014             Fixed
A-J            9.80        118-119     October 10, 2014              Fixed(4)
XP              (6)          N/A              N/A            Variable Rate(6)
B              9.88        119-119     October 10, 2014              Fixed(5)
C              9.88        119-119     October 10, 2014              Fixed(5)
D              9.91        119-120     November 10, 2014             Fixed(5)
----------------------------------------------------------------------------

NON-OFFERED CERTIFICATES(7)

                                                  APPROX.
            EXPECTED          CERTIFICATE           % OF
           RATINGS(1)          BALANCE OR         INITIAL    APPROX.
        ---------------         NOTIONAL            POOL      CREDIT
CLASS     S&P/MOODY'S          AMOUNT(2)          BALANCE    SUPPORT
----------------------------------------------------------------------

E          A- / A3         $     12,066,000        0.875%     7.000%
F        BBB+ / Baa1       $     17,236,000        1.250%     5.750%
G         BBB / Baa2       $     12,066,000        0.875%     4.875%
H        BBB- / Baa3       $     22,408,000        1.625%     3.250%
J         BB+ / Ba1        $      6,894,000        0.500%     2.750%
K          BB / Ba2        $      6,895,000        0.500%     2.250%
L         BB- / Ba3        $      3,447,000        0.250%     2.000%
M          B+ / B1         $      5,171,000        0.375%     1.625%
N           B / B2         $      3,447,000        0.250%     1.375%
O          B- / B3         $      3,448,000        0.250%     1.125%
P          NR / NR         $     15,513,068        1.125%     0.000%
XC        AAA / Aaa        $  1,378,924,068(8)        N/A       N/A
----------------------------------------------------------------------

                                           ASSUMED
            WEIGHTED     PRINCIPAL          FINAL
            AVERAGE        WINDOW       DISTRIBUTION
CLASS    LIFE (YRS)(3)    (MOS)(3)         DATE(3)           RATE TYPE
--------------------------------------------------------------------------

E         9.96           120-120     November 10, 2014            Fixed(5)
F         9.96           120-120     November 10, 2014            Fixed(5)
G         9.96           120-120     November 10, 2014            Fixed(5)
H         9.96           120-120     November 10, 2014            Fixed(5)
J         9.96           120-120     November 10, 2014            Fixed(4)
K         9.96           120-120     November 10, 2014            Fixed(4)
L         9.96           120-120     November 10, 2014            Fixed(4)
M        10.18           120-146     January 10, 2017             Fixed(4)
N        14.24           146-178    September 10, 2019            Fixed(4)
O        14.80           178-178    September 10, 2019            Fixed(4)
P        14.85           178-180     November 10, 2019            Fixed(4)
XC         (8)             N/A              N/A           Variable Rate(8)
--------------------------------------------------------------------------

(1)   Ratings shown are those of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc.,
      respectively.

(2)   As of the delivery date. Subject to a variance of plus or minus 10%.

(3)   Based on the maturity assumptions (as defined under "Yield and Maturity
      Considerations" in the prospectus supplement). As of the delivery date, calculations for the certificates assume no prepayments will be made on the mortgage loans prior to their related maturity dates.

(4)   The Class A-4, Class A-J, Class J, Class K, Class L, Class M, Class N,
      Class O, and Class P Certificates will accrue interest at a fixed rate subject to a cap at the weighted average net mortgage rate.

(5)   The Class B, Class C, Class D, Class E, Class F, Class G and Class H
      Certificates will accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate,
      (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(6)   The Class XP Certificated will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in the prospectus supplement. The interest rate applicable to the Class XP
      Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the Certificates--Pass-Through
      Rates" in the prospectus supplement.

(7)   These Certificates are not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(8)   The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as the case may be, as described in the prospectus supplement. The interest rates applicable to the Class XC Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the
      Certificates--Pass-Through Rates" in the prospectus supplement.

(9)   For purposes of making distributions to the Class A-1, Class A-2, Class
      A-3, Class A-AB, Class A-4 and Class A-1A Certificates, the pool of
      Mortgage Loans will be deemed to consist of two distinct loan groups,
      Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 92 Mortgage
      Loans, representing approximately 82.5% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group
      2 will consist of 19 Mortgage Loans, representing approximately 17.5% of the aggregate principal balance of the pool of Mortgage Loans as of the
      Cut-off Date. Loan Group 2 will include approximately 85.0% of the aggregate principal balance of all the Mortgage Loans secured by multifamily properties and approximately 27.7% of the aggregate principal balance of all the Mortgage Loans secured by manufactured housing properties.

      Generally, the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4
      Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage
      Loans in Loan Group 2 until the Certificate Balance of the Class A-4
      Certificates has been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class A-J through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-AB,
      Class A-4 and Class A-1A Certificates pro rata.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        2

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

                                 [CHART OMITTED]

                                            Class XC(1), XP

                Class A-1           AAA / Aaa          $57.60 MM
                                     4.177%

                Class A-2           AAA / Aaa          $251.17 MM
                                     18.215%

                Class A-3           AAA / Aaa          $307.61 MM
                                     22.309%

                Class A-AB          AAA / Aaa          $46.48 MM
                                     3.371%

                Class A-4           AAA / Aaa          $198.64 MM
                                     14.406%

                Class A-1A          AAA / Aaa          $241.60 MM
                                     17.522%

                Class A-J           AAA / Aaa          $91.35 MM
                                     6.625%

                Class B             AA / Aa2           $39.64 MM
                                     2.875%

                Class C             AA- / Aa3          $13.78 MM
                                     1.000%

                Class D              A / A2            $22.40 MM
                                     1.625%

                Class E(1)           A- / A3           $12.06 MM
                                     0.875%

                Class F(1)         BBB+ / Baa1         $17.23 MM
                                     1.250%

                Class G(1)         BBB / Baa2          $12.06 MM
                                     0.875%

                Class H(1)         BBB- / Baa3         $22.40 MM
                                     1.625%

                Class J(1)          BB+ / Ba1          $6.89 MM
                                     0.500%

                Class K(1)          BB / Ba2           $6.89 MM
                                     0.500%

                Class L(1)          BB- / Ba3          $3.44 MM
                                     0.250%

                Class M(1)           B+ / B1           $5.17 MM
                                     0.375%

                Class N(1)           B / B2            $3.44 MM
                                     0.250%

                Class O(1)           B- / B3           $3.44 MM
                                     0.250%

                Class P(1)           NR / NR           $15.51 MM
                                     1.125%

---------------
(1)   Offered privately pursuant to Rule 144A.

*     Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        3

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED OCTOBER 2004.

ISSUE TYPE          Sequential pay REMIC. Class A-1, A-2, A-3, A-AB, A-4, A-1A,
                    A-J, XP, B, C and D Certificates (collectively, the
                    "Offered Certificates") are offered publicly.

CUT-OFF DATE        All Mortgage Loan characteristics are based on balances as of the Cut-off Date, which is November 1, 2004 for all of
                    the Mortgage Loans. All percentages presented herein are
                    approximate.

MORTGAGE POOL       The Mortgage Pool consists of 111 mortgage loans (the
                    "Mortgage Loans") with an aggregate balance as of the
                    Cut-off Date of $1,378,924,068 (the "Initial Pool
                    Balance"). For purposes of the presentation of numbers and statistical information, various calculations with respect to component mortgage loans, split loan structures and
                    certain other mortgage loans were made based on the
                    balances and otherwise as described in the prospectus
                    supplement under "Summary of Prospectus
                    Supplement--Mortgage Loans--Certain Mortgage Loan
                    Calculations", including among other things that unless
                    otherwise stated, all numbers and statistical information
                    regarding the Charles Square and Rentar Plaza Mortgage
                    Loans include only the senior component of each of such
                    Mortgage Loans. For purposes of making distributions to the
                    Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4 and
                    Class A-1A Certificates, the Mortgage Pool will be deemed
                    to consist of two distinct loan groups, Loan Group 1 and
                    Loan Group 2. Loan Group 1 will consist of 92 Mortgage
                    Loans, representing approximately 82.5% of the Initial Pool
                    Balance as of the Cut-off Date. Loan Group 2 will consist
                    of 19 Mortgage Loans, representing approximately 17.5% of
                    the Initial Pool Balance as of the Cut-off Date. The
                    Mortgage Loans are secured by 121 properties (the
                    "Mortgaged Properties") located throughout 27 states and
                    the District of Columbia.

DEPOSITOR           Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN
SELLERS             Bank of America, N.A., General Electric Capital Corporation
                    and German American Capital Corporation.

UNDERWRITERS        Banc of America Securities LLC and Deutsche Bank Securities
                    Inc. are acting as co-lead managers and both are acting as joint bookrunners. Citigroup Global Markets Inc., Goldman,
                    Sachs & Co. and J.P. Morgan Securities Inc. are acting as
                    co-managers.

TRUSTEE             Wells Fargo Bank, N.A.

MASTER SERVICER     Bank of America, N.A.

SPECIAL SERVICER    Lennar Partners, Inc.

RATING AGENCIES     Moody's Investors Service, Inc. ("Moody's") and Standard
                    and Poor's Ratings Services, a division of The McGraw-Hill
                    Companies, Inc. ("S&P").

DENOMINATIONS       $10,000 minimum for Class A-1, A-2, A-3, A-AB, A-4, A-1A
                    and A-J Certificates, $1,000,000 minimum (notional) for the
                    Class XP Certificates and $100,000 minimum for all other
                    Offered Certificates.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
SETTLEMENT DATE     On or about November [ ], 2004.

SETTLEMENT TERMS    Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE   The 10th day of each month, or if such 10th day is not a
                    business day, the next succeeding business day, commencing with respect to the Offered Certificates in December 2004.

DETERMINATION DATE  For any Distribution Date, the earlier of (i) the sixth day of the month in which the related Distribution Date occurs, or if such sixth day is not a Business Day, then the
                    immediately preceding Business Day, and (ii) the fourth
                    Business Day prior to the related Distribution Date.

INTEREST
DISTRIBUTIONS       Each Class of Offered Certificates will be entitled on each
                    Distribution Date to interest accrued at its Pass-Through
                    Rate for such Distribution Date on the outstanding
                    Certificate Balance of such Class during the prior calendar month (on a 30/360 Basis). Interest will be distributed on each Distribution Date in sequential order of class
                    designations with the Class A-1, Class A-2, Class A-3, Class
                    A-AB, Class A-4, Class A-1A, Class XC and Class XP
                    Certificates ranking pari passu in entitlement to interest.

PRINCIPAL
DISTRIBUTIONS       Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with
                    the earliest alphabetical numerical Class designation until its Certificate Balance is reduced to zero (except that the
                    Class A-AB Certificates are entitled to a certain priority with respect to being paid down to their planned principal balance as described in the prospectus supplement).
                    Generally, the Class A-1, Class A-2, Class A-3, Class A-AB
                    and Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate
                    Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the
                    Certificate Balances of the Class A-1, Class A-2, Class A-3,
                    Class A-AB and Class A-4 Certificates have been reduced to zero. If, due to losses, the Certificate Balances of the
                    Class A-J through Class P Certificates are reduced to zero but any two or more of Class A-1, Class A-2, Class A-3,
                    Class A-AB, Class A-4 and/or Class A-1A Certificates remain outstanding, payments of principal to the outstanding Class
                    A-1, Class A-2, Class A-3, Class A-AB, Class A-4 and Class
                    A-1A Certificates will be made on a pro rata basis.

LOSSES              To be applied first to Class P, then to the next most
                    subordinate Class of Sequential Pay Certificates. However, with respect to the Class CS Component Mortgage Loan and
                    Class RP Component Mortgage Loan, losses will be applied
                    first to the Class CS Certificates and Class RP
                    Certificates, respectively, as described in the prospectus supplement. In addition, with respect to the Bank of America
                    Center Whole Loan (as to which only the related A-3 note is in the trust fund), losses will be applied first to the
                    junior portion of the A-1 note, and then pro rata among the
                    A-2 note, the A-3 note and the senior portion of the A-1
                    note. As a result of such application, losses on such loan will be borne first by the Class BC Certificates (which
                    correspond to the junior portion of the A-1 note, which were issued pursuant to and are governed by the Bank of America
                    Center Pooling and Servicing Agreement and are not part of this series of certificates) and, following the reduction of the principal balance of the Class BC Certificates to zero, the pro rata portion of losses so allocable to the the A-3 note will be applied first to Class P, and then to the next most subordinate Class of Sequential Pay Certificates, etc.

PREPAYMENT
PREMIUMS            The manner in which any prepayment premiums received during a particular Collection Period will be allocated to one or more of the Classes of Offered Certificates is described in the "Description of the Certificates--Distributions--
                    Distributions of Prepayment Premiums" in the prospectus
                    supplement.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
ADVANCES            Subject to certain limitations including but not limited to a recoverability determination, the Master Servicer and if it fails to do so, the Trustee will be obligated to make
                    P&l Advances and Servicing Advances on the Mortgage Loans,
                    other than the Bank of America Center Mortgage Loan. With
                    respect to the Bank of America Center Mortgage Loan, P&l
                    Advances and Servicing Advances will be generally made by
                    the Bank of America Center Master Servicer. Subject to
                    certain limitations including but not limited to a
                    recoverability determination, if the Bank of America Center
                    Master Servicer fails to make (1) a P&l Advance with
                    respect to the Bank of America Center Mortgage Loan, then
                    the Trustee will be obligated to make such P&l Advance or
                    (2) a Servicing Advance with respect to the Bank of America
                    Center Mortgage Loan, then the Bank of America Center
                    Trustee or the Bank of America Center Fiscal Agent, as the
                    case may be, will be obligated to make such Servicing
                    Advance.

APPRAISAL
REDUCTIONS          Promptly following the occurrence of any of the following
                    events (1) any Mortgage Loan (except with respect to the
                    Bank of America Center Mortgage Loan which is governed by
                    the Bank of America Center Pooling and Servicing Agreement)
                    or any CBA Whole Loan becoming a Modified Mortgage Loan; (2)
                    any Monthly Payment with respect to any Mortgage Loan or any
                    CBA Whole Loan remains unpaid for 60 days past the Due Date for such payment except that, solely in the case of a
                    delinquent Balloon Payment and if (x) the related borrower is actively seeking a refinancing commitment, (y) the
                    related borrower continues to make payments in the amount of its Monthly Payment, and (z) the Directing Certificateholder
                    consents, failure to pay such Balloon Payment during such
                    60-day period shall not constitute an Appraisal Trigger
                    Event if the related borrower has delivered to the Master
                    Servicer, on or before the 60th day after the Due Date of
                    such Balloon Payment, a refinancing commitment reasonably
                    acceptable to the Master Servicer, for such longer period, not to exceed 120 days beyond such Due Date, during which
                    the refinancing would occur; (3) the passage of 60 days
                    after the Special Servicer receives notice that the
                    mortgagor under such Mortgage Loan becomes the subject of
                    bankruptcy, insolvency or similar proceedings, which remain undischarged and undismissed; (4) the passage of 60 days
                    after the Special Servicer receives notice that a receiver or similar official is appointed with respect to the related
                    Mortgaged Property; (5) the related Mortgaged Property
                    becoming an REO Property or (6) if a Mortgage Loan or a CBA
                    Whole Loan has been extended three times upon the 60th day after the third extension, the Special Servicer will obtain an appraisal on the property. Advances of delinquent
                    interest on the most subordinate class or classes will be
                    reduced to the extent of the interest on the Appraisal
                    Reduction Amount. The Appraisal Reduction Amount will
                    generally be equal to the difference between (a) the
                    scheduled balance of the Mortgage Loan plus any unpaid
                    advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised
                    value of the Mortgaged Property.

CONTROLLING CLASS   The most subordinate Class of Sequential Pay Certificates
                    with an outstanding Certificate Balance at least equal to
                    25% of its initial Certificate Balance or, if no such Class satisfies such criteria, the Class of Sequential Pay
                    Certificates with the then largest outstanding Class
                    Balance. (With respect to the Bank of America Center loan, however, the controlling class will be the Class BC
                    Certificates subject to similar criteria, the terms of the related intercreditor agreement and otherwise as described in the prospectus supplement.)

ERISA               The Offered Certificates are expected to be ERISA eligible.

SMMEA               The Offered Certificates are not expected to be
                    "mortgage-related securities" for the purposes of SMMEA.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC           DEUTSCHE BANK SECURITIES INC.

Bill Hale                                Scott Waynebern
(704) 388-1597 (Phone)                   (212) 250-5149 (Phone)
(704) 388-9677 (Fax)                     (212) 797-5630 (Fax)
bill.e.hale@bankofamerica.com            Scott.Waynebern@db.com

Geordie Walker                           Adam Behlman
(704) 388-1597 (Phone)                   (212) 250-8575 (Phone)
(704) 388-9677 (Fax)                     (212) 797-5630 (Fax)
geordie.r.walker@bankofamerica.com       Adam.Behlman@db.com

Chuck Mather
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
charles.mather@bankofamerica.com

GOLDMAN, SACHS & CO.                     CITIGROUP GLOBAL MARKETS INC.

Rolf Edwards                             Paul Vanderslice
(212) 902-5637 (Phone)                   (212) 723-6156 (Phone)
(212) 346-3594 (Fax)                     (212) 723-8599 (Fax)
rolf.edwards@gs.com                      paul.t.vanderslice@citigroup.com

Scott Wisenbaker                         Angela Vleck
(212) 902-2858 (Phone)                   (212) 816-8087 (Phone)
(212) 346-3594 (Fax)                     (212) 816-8307 (Fax)
scott.wisenbaker@gs.com                  angela.j.vleck@citigroup.com

                         J.P. MORGAN SECURITIES INC.

                         Brian Baker
                         (212) 834-3813 (Phone)
                         (212) 834-6598 (Fax)
                         brian.i.baker@jpmorgan.com

                         Glenn Riis
                         (212) 834-3813 (Phone)
                         (212) 834-6598 (Fax)
                         glenn.riis@jpmorgan.com

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS                                                            MORTGAGE POOL     LOAN GROUP 1    LOAN GROUP 2

Number of Mortgage Loans ........................................................            111               92              19
Number of Mortgaged Properties ..................................................            121              101              20
Aggregate Balance of all Mortgage Loans ......................................... $1,378,924,068   $1,137,314,883    $241,609,185
Number of Balloon Payment Mortgage Loans(1) .....................................            104               88              16
Aggregate Balance of Balloon Payment Mortgage Loans(1) .......................... $1,045,279,068     $908,309,883    $136,969,185
Number of Interest Only Mortgage Loans ..........................................              7                4               3
Aggregate Balance of Interest Only Mortgage Loans ...............................   $333,645,000     $229,005,000    $104,640,000
Minimum Balance .................................................................     $1,150,630       $1,150,630      $3,400,000
Maximum Balance .................................................................   $137,000,000     $137,000,000     $90,000,000
Average Balance .................................................................    $12,422,739      $12,362,118     $12,716,273
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ...................              5                5              --
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted
 Mortgage Loans .................................................................    $51,000,000      $51,000,000              --
Weighted Average LTV Ratio ......................................................          65.7%            66.8%           60.4%
Maximum LTV Ratio ...............................................................          81.5%            81.5%           80.0%
Minimum LTV Ratio ...............................................................          14.2%            18.9%           14.2%
Weighted Average DSCR ...........................................................          1.63x            1.61x           1.75x
Maximum DSCR ....................................................................          7.11x            3.11x           7.11x
Minimum DSCR ....................................................................          1.13x            1.13x           1.20x
Weighted Average LTV at Maturity(1) .............................................          58.8%            59.9%           53.5%
Range of Mortgage Loan Interest Rates ...........................................  4.660%-6.280%    4.660%-6.280%   4.740%-5.827%
Weighted Average Mortgage Loan Interest Rate ....................................         5.376%           5.426%          5.141%
Range of Remaining Term to Maturity (months) ....................................         51-180           51-178          56-180
Weighted Average Remaining Term to Maturity (months) ............................             93               95              83

(1)   Excludes Mortgage Loans that are Interest Only for their full term.

*     One Mortgage Loan, Loan No. 58399 (such Loan Number is set forth in Annex
      A to the prospectus supplement) representing 9.9% of the Initial Pool
      Balance (12.0% of the Group 1 Balance) is part of a split loan structure evidenced by three senior pari passu promissory notes referred to as note
      A-1, note A-2 and note A-3. The note A-1, which is not included in the trust, has been divided into a senior component and one subordinate component. The Cut-off Date Balance of this Mortgage Loan has been calculated based upon the note A-3 which is the only note included in the trust. Each loan-to-value ratio, cut-off date balance per unit and debt service coverage ratio calculated in this term sheet with respect to this
      Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the three senior notes (excluding the subordinate component).
      Such ratios would be lower (in the case of debt service coverage) and higher (in the case of cut-off date balance per unit and loan-to-value ratios) if the related subordinate component was included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the note A-3 included in the trust.

      Two Mortgage Loans, Loan Nos. GA20413 and GA20315 (such Loan Numbers are set forth in Annex A to the prospectus supplement) representing 9.4% of the Initial Pool Balance (11.3% of the Group 1 Balance) consist of a senior component (the "Senior Component") of a whole loan. The subordinate component (the "Subordinate Component") of such whole loans are included in the trust but do not back any of the Offered Certificates. Unless otherwise stated, all references to the principal balance of each such
      Mortgage Loan and related information (including debt service coverage ratios and loan-to-value ratios) is a reference to the Senior Component only and accordingly, such ratios would be lower (in the case of debt service coverage) or higher (in the case of cut-off date balance per unit and loan-to-value) if the Subordinate Component were included in such calculations.

      Two Mortgage Loans, Loan Nos. 760032545 and 760032898 (such Loan Numbers are set forth on Annex A to the prospectus supplement) representing 4.1%
      of the Initial Pool Balance (4.4% of the Loan Group 1 Balance and 2.6% of
      the Loan Group 2 Balance) are represented by the senior loan in the related split loan structure that is secured by the same mortgage instrument on the related mortgaged property. Unless otherwise stated, all references to the principal balance and related information (including debt service coverage ratios, cut-off date balance per unit and loan-to-value ratios) relate to related senior loan only and exclude the other mortgage loans in the split loan structure. Accordingly such ratios would be lower (in the case of debt service coverage) or higher (in the case of cut-off date balance per unit and loan-to-value) than if the related subordinate loan were included.

      With respect to five Mortgage Loans, Loan Nos. 760033366, 760033463,
      DBM20193, DBM20554 and DBM20555 (such Loan Numbers are set forth in Annex
      A to the prospectus supplement), representing 1.2%, 0.7%, 2.4%, 0.3% and
      0.2%, respectively, of the Initial Pool Balance (1.4%, 0.9%, 2.9%, 0.4%
      and 0.3% of the Group 1 Balance), except where otherwise noted. DSCR calculations are depicted net of the $2,500,000, $852,000, $11,700,000,
      $170,000 and $100,000, respectively, holdback reserves for each such
      Mortgage Loan. Accordingly the debt service coverage would be lower if the holdback reserves were included.

      The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

                          Retail                  23.9%
                          Office                  22.7%
                          Multifamily             17.2%
                          Manufactured Housing    10.6%
                          Mixed Use                9.4%
                          Self Storage             7.5%
                          Industrial               6.3%
                          Hotel                    1.3%
                          Land                     1.3%

PROPERTY TYPE

                                                                     WEIGHTED                     WEIGHTED                  WEIGHTED
                         NUMBER OF     AGGREGATE        % OF          AVERAGE       MIN/MAX        AVERAGE       MIN/MAX    AVERAGE
                         MORTGAGED    CUT-OFF DATE  INITIAL POOL   UNDERWRITING  UNDERWRITING   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE
PROPERTY TYPE           PROPERTIES      BALANCE        BALANCE         DSCR          DSCR         LTV RATIO     LTV RATIO     RATE
------------------------------------------------------------------------------------------------------------------------------------

Retail                       31     $  329,029,137       23.9%          1.36x      1.20x/1.88x       72.3%     46.6%/80.0%    5.776%
 Anchored                    17        221,265,653       16.0           1.35x      1.20x/1.88x       72.5%     46.6%/80.0%    5.680%
 Shadow Anchored             10         85,066,681        6.2           1.33x      1.25x/1.61x       74.0%     57.2%/80.0%    5.985%
 Unanchored                   4         22,696,802        1.6           1.53x      1.33x/1.68x       64.0%     54.2%/78.5%    5.932%
Office                       16        313,159,600       22.7           1.73x      1.24x/2.21x       61.3%     18.9%/79.6%    5.206%
Multifamily                  21        236,740,797       17.2           1.77x      1.20x/7.11x       60.7%     14.2%/80.0%    5.034%
Manufactured Housing         17        145,485,896       10.6           1.28x      1.20x/1.74x       77.0%     67.8%/80.0%    5.201%
Mixed Use                     2        129,000,000        9.4           2.67x      2.38x/3.11x       48.4%     45.7%/52.5%    5.101%
Self Storage                 22        102,944,610        7.5           1.42x      1.26x/1.96x       68.8%     43.4%/75.3%    5.751%
Industrial                    9         86,314,029        6.3           1.38x      1.21x/1.86x       69.8%     53.6%/79.8%    5.397%
Land                          1         18,500,000        1.3           1.13x      1.13x/1.13x       81.5%     81.5%/81.5%    5.280%
Hotel                         2         17,750,000        1.3           1.61x      1.48x/1.64x       64.9%     63.5%/69.5%    5.765%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVERAGE           121     $1,378,924,068      100.0%          1.63x      1.13X/7.11x       65.7%     14.2%/81.5%    5.376%
------------------------------------------------------------------------------------------------------------------------------------

*     The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

Massachusetts        Georgia              Hawaii               Missouri
1 property           6 properties         1 property           2 properties
$77,000,000          $43,357,665          $3,739,810           $39,440,467
5.6% of total        3.1% of total        0.3% of total        2.9% of total

New Jersey           Florida              Arizona              Illinois
4 properties         11 properties        4 properties         8 properties
$30,963,391          $112,457,402         $42,016,152          $65,629,438
2.2% of total        8.2% of total        3.0% of total        4.8% of total

Washington D.C.      Alabama              California           Michigan
2 properties         2 properties         19 properties        1 property
$50,500,000          $14,060,341          $263,211,465         $8,049,415
3.7% of total        1.0% of total        19.1% of total       0.6% of total

Maryland             Tennessee            Nevada               Indiana
6 properties         1 property           9 properties         2 properties
$71,111,333          $5,610,000           $45,457,587          $13,573,966
5.2% of total        0.4% of total        3.3% of total        1.0% of total

Virginia             Louisiana            Oregon               Ohio
2 properties         2 properties         2 properties         5 properties
$24,500,999          $13,936,745          $18,217,757          $66,959,973
1.8% of total        1.0% of total        1.3% of total        4.9% of total

North Carolina       Texas                Washington           Pennsylvania
1 property           12 properties        1 property           2 properties
$2,900,000           $64,122,547          $3,766,031           $79,841,036
0.2% of total        4.7% of total        0.3% of total        5.8% of total

South Carolina       Oklahoma             Colorado             New York
2 properties         2 properties         3 properties         8 properties
$17,758,419          $16,175,179          $17,238,971          $167,327,977
1.3% of total        1.2% of total        1.3% of total        12.1% of total

(less than) 1.0% of Initial Pool Balance

1.0% - 5.0% of Initial Pool Balance

5.1% - 10.0% of Initial Pool Balance

(greater than) 10.0% of Initial Pool Balance

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PROPERTY LOCATION

                                                                                   WEIGHTED         WEIGHTED      WEIGHTED
                            NUMBER OF           AGGREGATE                           AVERAGE          AVERAGE       AVERAGE
                            MORTGAGED        CUT-OFF DATE     % OF INITIAL     UNDERWRITING     CUT-OFF DATE      MORTGAGE
STATES                     PROPERTIES             BALANCE     POOL BALANCE             DSCR        LTV RATIO          RATE
--------------------------------------------------------------------------------------------------------------------------

California+                    19        $  263,211,465            19.1%             1.86x            56.8%         5.212%
--------------------------------------------------------------------------------------------------------------------------
 Northern                       6           165,022,939            12.0              2.07x            53.0%         5.034%
--------------------------------------------------------------------------------------------------------------------------
 Southern                      13            98,188,527             7.1              1.50x            63.0%         5.512%
--------------------------------------------------------------------------------------------------------------------------
New York                        8           167,327,977            12.1              2.57x            47.3%         4.880%
--------------------------------------------------------------------------------------------------------------------------
Florida                        11           112,457,402             8.2              1.38x            73.1%         5.307%
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania                    2            79,841,036             5.8              1.26x            73.1%         5.771%
--------------------------------------------------------------------------------------------------------------------------
Massachusetts                   1            77,000,000             5.6              2.38x            45.7%         5.399%
--------------------------------------------------------------------------------------------------------------------------
Maryland                        6            71,111,333             5.2              1.24x            76.4%         6.092%
--------------------------------------------------------------------------------------------------------------------------
Ohio                            5            66,959,973             4.9              1.38x            73.6%         5.334%
--------------------------------------------------------------------------------------------------------------------------
Illinois                        8            65,629,438             4.8              1.22x            75.8%         5.452%
--------------------------------------------------------------------------------------------------------------------------
Texas                          12            64,122,547             4.7              1.37x            74.5%         5.525%
--------------------------------------------------------------------------------------------------------------------------
District of Columbia            2            50,500,000             3.7              1.26x            74.5%         5.230%
--------------------------------------------------------------------------------------------------------------------------
Others                         47           360,762,896            26.2              1.34x            72.7%         5.503%
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                 121        $1,378,924,068           100.0%             1.63x            65.7%         5.376%
--------------------------------------------------------------------------------------------------------------------------

-  THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 27 STATES AND THE DISTRICT OF
   COLUMBIA.

*  The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

+  Northern California properties have a zip code greater than or equal to
   93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE
                                      MORTGAGE         CUT-OFF DATE         % OF
                                         LOANS          BALANCE ($)         POOL
--------------------------------------------------------------------------------

$1,150,630 -- $1,999,999                     2            2,670,630          0.2
$2,000,000 -- $2,999,999                     9           22,303,991          1.6
$3,000,000 -- $3,999,999                    17           60,720,859          4.4
$4,000,000 -- $4,999,999                    14           63,381,943          4.6
$5,000,000 -- $7,499,999                    23          141,384,029         10.3
$7,500,000 -- $9,999,999                    10           85,859,765          6.2
$10,000,000 -- $14,999,999                  16          196,829,886         14.3
$15,000,000 -- $19,999,999                   4           71,190,855          5.2
$20,000,000 -- $29,999,999                   7          171,253,879         12.4
$30,000,000 -- $49,999,999                   3          101,887,198          7.4
$50,000,000 -- $99,999,999                   5          324,441,036         23.5
$100,000,000 -- $137,000,000                 1          137,000,000          9.9
--------------------------------------------------------------------------------
TOTAL                                      111        1,378,924,068        100.0
--------------------------------------------------------------------------------
Min: $1,150,630     Max: $137,000,000      Average: $12,422,739

STATE

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE
                                     MORTGAGED         CUT-OFF DATE         % OF
                                    PROPERTIES          BALANCE ($)         POOL
--------------------------------------------------------------------------------

California+                                 19          263,211,465         19.1
   Northern                                  6          165,022,939         12.0
   Southern                                 13           98,188,527          7.1
New York                                     8          167,327,977         12.1
Florida                                     11          112,457,402          8.2
Pennsylvania                                 2           79,841,036          5.8
Massachusetts                                1           77,000,000          5.6
Maryland                                     6           71,111,333          5.2
Ohio                                         5           66,959,973          4.9
Illinois                                     8           65,629,438          4.8
Texas                                       12           64,122,547          4.7
District of Columbia                         2           50,500,000          3.7
Others                                      47          360,762,896         26.2
--------------------------------------------------------------------------------
TOTAL:                                     121        1,378,924,068        100.0
--------------------------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE
                                     MORTGAGED         CUT-OFF DATE         % OF
                                    PROPERTIES          BALANCE ($)         POOL
--------------------------------------------------------------------------------

Retail                                      31          329,029,137         23.9
   Anchored                                 17          221,265,653         16.0
   Shadow Anchored                          10           85,066,681          6.2
   Unanchored                                4           22,696,802          1.6
Office                                      16          313,159,600         22.7
Multifamily                                 21          236,740,797         17.2
Manufactured Housing                        17          145,485,896         10.6
Mixed Use                                    2          129,000,000          9.4
Self Storage                                22          102,944,610          7.5
Industrial                                   9           86,314,029          6.3
Land                                         1           18,500,000          1.3
Hotel                                        2           17,750,000          1.3
--------------------------------------------------------------------------------
TOTAL:                                     121        1,378,924,068        100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE
                                      MORTGAGE         CUT-OFF DATE         % OF
                                         LOANS          BALANCE ($)         POOL
--------------------------------------------------------------------------------

4.660% -- 4.749%                             2           56,240,000          4.1
4.750% -- 4.999%                            13          385,655,426         28.0
5.000% -- 5.249%                            11          128,168,229          9.3
5.250% -- 5.499%                             8          182,226,586         13.2
5.500% -- 5.749%                            40          287,112,112         20.8
5.750% -- 5.999%                            26          237,493,901         17.2
6.000% -- 6.249%                             9           51,027,815          3.7
6.250% -- 6.280%                             2           51,000,000          3.7
--------------------------------------------------------------------------------
TOTAL:                                     111        1,378,924,068        100.0
--------------------------------------------------------------------------------
Min: 4.660%     Max: 6.280%     Wtd Avg: 5.376%

ORIGINAL TERM TO STATED MATURITY (MOS)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE
                                      MORTGAGE         CUT-OFF DATE         % OF
                                         LOANS          BALANCE ($)         POOL
--------------------------------------------------------------------------------

60 -- 83                                    25          407,349,125         29.5
84 -- 99                                    18          332,587,725         24.1
100 -- 120                                  65          599,687,218         43.5
121 -- 179                                   1           13,600,000          1.0
180                                          2           25,700,000          1.9
--------------------------------------------------------------------------------
TOTAL:                                     111        1,378,924,068        100.0
--------------------------------------------------------------------------------
Min: 60     Max: 180     Wtd Avg: 95

REMAINING TERM TO STATED MATURITY (MOS)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE
                                      MORTGAGE         CUT-OFF DATE         % OF
                                         LOANS          BALANCE ($)         POOL
--------------------------------------------------------------------------------

51 -- 59                                    20          291,609,125         21.1
60 -- 79                                     5          115,740,000          8.4
80 -- 99                                    18          332,587,725         24.1
100 -- 119                                  58          501,342,218         36.4
120 -- 139                                   8          111,945,000          8.1
160 -- 180                                   2           25,700,000          1.9
--------------------------------------------------------------------------------
TOTAL:                                     111        1,378,924,068        100.0
--------------------------------------------------------------------------------
Min: 51     Max: 180     Wtd Avg: 93

PREPAYMENT PROVISION SUMMARY

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE
                                      MORTGAGE         CUT-OFF DATE         % OF
                                         LOANS          BALANCE ($)         POOL
--------------------------------------------------------------------------------

Lockout/Defeasance/Open                     95        1,256,315,215         91.1
Lockout/Yield Maintenance/
    Open                                    16          122,608,853          8.9
--------------------------------------------------------------------------------
TOTAL:                                     111        1,378,924,068        100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE
                                      MORTGAGE         CUT-OFF DATE         % OF
                                         LOANS          BALANCE ($)         POOL
--------------------------------------------------------------------------------

14.2% -- 29.9%                               2            6,650,630          0.5
30.0% -- 49.9%                               5          330,662,779         24.0
50.0% -- 59.9%                               8          112,566,270          8.2
60.0% -- 64.9%                               8           67,622,669          4.9
65.0% -- 69.9%                              17          133,358,830          9.7
70.0% -- 74.9%                              26          254,040,718         18.4
75.0% -- 79.9%                              36          381,882,174         27.7
80.0% -- 81.5%                               9           92,140,000          6.7
--------------------------------------------------------------------------------
TOTAL:                                     111        1,378,924,068        100.0
--------------------------------------------------------------------------------
Min: 14.2%     Max: 81.5%     Wtd Avg: 65.7%

LOAN-TO-VALUE RATIO AT MATURITY (%)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE
                                      MORTGAGE         CUT-OFF DATE         % OF
                                         LOANS          BALANCE ($)         POOL
--------------------------------------------------------------------------------

12.0% -- 24.9%                               3           31,464,020          2.3
25.0% -- 49.9%                              11          380,666,567         27.6
50.0% -- 59.9%                              24          213,572,082         15.5
60.0% -- 64.9%                              27          212,637,234         15.4
65.0% -- 69.9%                              23          201,483,706         14.6
70.0% -- 74.9%                              19          308,520,458         22.4
75.0% -- 80.0%                               4           30,580,000          2.2
--------------------------------------------------------------------------------
TOTAL:                                     111        1,378,924,068        100.0
--------------------------------------------------------------------------------
Min: 12.0%     Max: 80.0%     Wtd Avg: 58.8%

DEBT SERVICE COVERAGE RATIOS (x)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE
                                      MORTGAGE         CUT-OFF DATE         % OF
                                         LOANS          BALANCE ($)         POOL
--------------------------------------------------------------------------------

1.13x -- 1.19x                               2           23,250,000          1.7
1.20x -- 1.24x                              21          305,240,459         22.1
1.25x -- 1.29x                              20          200,354,371         14.5
1.30x -- 1.34x                              14           93,828,052          6.8
1.35x -- 1.39x                              14          124,181,464          9.0
1.40x -- 1.49x                              14          140,238,874         10.2
1.50x -- 1.59x                               9           45,128,340          3.3
1.60x -- 1.69x                               6           46,093,198          3.3
1.70x -- 1.79x                               1            1,520,000          0.1
1.80x -- 1.89x                               3           30,954,011          2.2
1.90x -- 1.99x                               2            6,635,298          0.5
2.00x -- 2.99x                               3          304,000,000         22.0
3.00x -- 7.11x                               2           57,500,000          4.2
--------------------------------------------------------------------------------
TOTAL:                                     111        1,378,924,068        100.0
--------------------------------------------------------------------------------
Min: 1.13x     Max: 7.11x     Wtd Avg: 1.63x

*     The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

+     Northern California properties have a zip code greater than or equal to
      93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 1
--------------------------------------------------------------------------------

$1,150,630 -- $1,999,999                     2            2,670,630          0.2
$2,000,000 -- $2,999,999                     9           22,303,991          2.0
$3,000,000 -- $3,999,999                    15           53,325,312          4.7
$4,000,000 -- $4,999,999                    11           49,589,609          4.4
$5,000,000 -- $7,499,999                    17          104,486,816          9.2
$7,500,000 -- $9,999,999                     8           69,141,345          6.1
$10,000,000 -- $14,999,999                  13          162,279,886         14.3
$15,000,000 -- $19,999,999                   3           53,748,573          4.7
$20,000,000 -- $29,999,999                   6          146,440,488         12.9
$30,000,000 -- $49,999,999                   3          101,887,198          9.0
$50,000,000 -- $99,999,999                   4          234,441,036         20.6
$100,000,000 -- $137,000,000                 1          137,000,000         12.0
--------------------------------------------------------------------------------
TOTAL                                       92        1,137,314,883        100.0
--------------------------------------------------------------------------------
Min: $1,150,630     Max: $137,000,000     Average: $12,362,118

STATE

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                     MORTGAGED         CUT-OFF DATE         LOAN
                                    PROPERTIES          BALANCE ($)      GROUP 1
--------------------------------------------------------------------------------

California+                                 19          263,211,465         23.1
   Northern                                  6          165,022,939         14.5
   Southern                                 13           98,188,527          8.6
Florida                                     11          112,457,402          9.9
Pennsylvania                                 2           79,841,036          7.0
Massachusetts                                1           77,000,000          6.8
New York                                     6           71,827,977          6.3
Maryland                                     6           71,111,333          6.3
Ohio                                         4           57,819,973          5.1
District of Columbia                         2           50,500,000          4.4
Missouri                                     2           39,440,467          3.5
Georgia                                      5           36,970,731          3.3
Others                                      43          277,134,497         24.4
--------------------------------------------------------------------------------
TOTAL:                                     101        1,137,314,883        100.0
--------------------------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                     MORTGAGED         CUT-OFF DATE         LOAN
                                    PROPERTIES          BALANCE ($)      GROUP 1
--------------------------------------------------------------------------------

Retail                                      31          329,029,137         28.9
   Anchored                                 17          221,265,653         19.5
   Shadow Anchored                          10           85,066,681          7.5
   Unanchored                                4           22,696,802          2.0
Office                                      16          313,159,600         27.5
Mixed Use                                    2          129,000,000         11.3
Manufactured Housing                        12          105,214,790          9.3
Self Storage                                22          102,944,610          9.1
Industrial                                   9           86,314,029          7.6
Multifamily                                  6           35,402,718          3.1
Land                                         1           18,500,000          1.6
Hotel                                        2           17,750,000          1.6
--------------------------------------------------------------------------------
TOTAL:                                     101        1,137,314,883        100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 1
--------------------------------------------------------------------------------

4.660% -- 4.749%                             1           52,000,000          4.6
4.750% -- 4.999%                             8          247,306,488         21.7
5.000% -- 5.249%                             9          116,434,441         10.2
5.250% -- 5.499%                             7          175,750,096         15.5
5.500% -- 5.749%                            33          247,894,424         21.8
5.750% -- 5.999%                            23          195,901,619         17.2
6.000% -- 6.249%                             9           51,027,815          4.5
6.250% -- 6.280%                             2           51,000,000          4.5
--------------------------------------------------------------------------------
TOTAL:                                      92        1,137,314,883        100.0
--------------------------------------------------------------------------------
Min: 4.660%     Max: 6.280%     Wtd Avg: 5.426%

ORIGINAL TERM TO STATED MATURITY (MOS)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 1
--------------------------------------------------------------------------------

60 -- 83                                    16          266,744,755         23.5
84 -- 99                                    16          320,853,936         28.2
100 -- 120                                  58          515,916,192         45.4
121 -- 179                                   1           13,600,000          1.2
180                                          1           20,200,000          1.8
--------------------------------------------------------------------------------
TOTAL:                                      92        1,137,314,883        100.0
--------------------------------------------------------------------------------
Min: 60     Max: 180     Wtd Avg: 97

REMAINING TERM TO STATED MATURITY (MOS)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 1
--------------------------------------------------------------------------------

51 -- 59                                    13          245,244,755         21.6
60 -- 79                                     3           21,500,000          1.9
80 -- 99                                    16          320,853,936         28.2
110 -- 119                                  52          420,971,192         37.0
120 -- 139                                   7          108,545,000          9.5
160 -- 178                                   1           20,200,000          1.8
--------------------------------------------------------------------------------
TOTAL:                                      92        1,137,314,883        100.0
--------------------------------------------------------------------------------
Min: 51     Max: 178     Wtd Avg: 95

PREPAYMENT PROVISION SUMMARY

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 1
--------------------------------------------------------------------------------

Lockout/Defeasance/Open                     77        1,018,701,576         89.6
Lockout/Yield
    Maintenance /Open                       15          118,613,307         10.4
--------------------------------------------------------------------------------
TOTAL:                                      92        1,137,314,883        100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 1
--------------------------------------------------------------------------------

18.9% -- 29.9%                               1            1,150,630          0.1
30.0% -- 49.9%                               4          240,662,779         21.2
50.0% -- 59.9%                               7           87,752,880          7.7
60.0% -- 64.9%                               8           67,622,669          5.9
65.0% -- 69.9%                              17          133,358,830         11.7
70.0% -- 74.9%                              21          208,711,946         18.4
75.0% -- 79.9%                              28          326,095,151         28.7
80.0% -- 81.5%                               6           71,960,000          6.3
--------------------------------------------------------------------------------
TOTAL:                                      92        1,137,314,883        100.0
--------------------------------------------------------------------------------
Min: 18.9%     Max: 81.5%     Wtd Avg: 66.8%

LOAN-TO-VALUE RATIO AT MATURITY (%)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 1
--------------------------------------------------------------------------------

16.0% -- 24.9%                               1            1,150,630          0.1
25.0% -- 49.9%                              10          290,666,567         25.6
50.0% -- 59.9%                              24          213,572,082         18.8
60.0% -- 64.9%                              23          171,816,533         15.1
65.0% -- 69.9%                              18          165,136,494         14.5
70.0% -- 74.1%                              16          294,972,577         25.9
--------------------------------------------------------------------------------
TOTAL:                                      92        1,137,314,883        100.0
--------------------------------------------------------------------------------
Min: 16.0%     Max: 74.1%     Wtd Avg: 59.9%

DEBT SERVICE COVERAGE RATIOS (x)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 1
--------------------------------------------------------------------------------

1.13x -- 1.19x                               2           23,250,000          2.0
1.20x -- 1.24%                              13          212,405,963         18.7
1.25x -- 1.29x                              17          181,043,648         15.9
1.30x -- 1.34x                              11           76,399,633          6.7
1.35x -- 1.39x                              13          120,781,464         10.6
1.40x -- 1.49x                              12          127,103,327         11.2
1.50x -- 1.59x                               9           45,128,340          4.0
1.60x -- 1.69x                               6           46,093,198          4.1
1.70x -- 1.79x                               1            1,520,000          0.1
1.80x -- 1.89x                               3           30,954,011          2.7
1.90x -- 1.99x                               2            6,635,298          0.6
2.00x -- 2.99x                               2          214,000,000         18.8
3.00x -- 3.11x                               1           52,000,000          4.6
--------------------------------------------------------------------------------
TOTAL:                                      92        1,137,314,883        100.0
--------------------------------------------------------------------------------
Min: 1.13x      Max: 3.11x     Wtd Avg: 1.61x

*  The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

+  Northern California properties have a zip code greater than or equal to
   93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 2
--------------------------------------------------------------------------------

$3,400,000 -- $3,999,999                     2            7,395,547          3.1
$4,000,000 -- $4,999,999                     3           13,792,334          5.7
$5,000,000 -- $7,499,999                     6           36,897,213         15.3
$7,500,000 -- $9,999,999                     2           16,718,419          6.9
$10,000,000 -- $14,999,999                   3           34,550,000         14.3
$15,000,000 -- $19,999,999                   1           17,442,282          7.2
$20,000,000 -- $29,999,999                   1           24,813,391         10.3
$50,000,000 -- $90,000,000                   1           90,000,000         37.3
--------------------------------------------------------------------------------
TOTAL/WTD AVG                               19          241,609,185        100.0
--------------------------------------------------------------------------------
Min: $3,400,000     Max: $90,000,000     Average: $12,716,273

STATE

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                     MORTGAGED         CUT-OFF DATE         LOAN
                                    PROPERTIES          BALANCE ($)      GROUP 2
--------------------------------------------------------------------------------

New York                                     2           95,500,000         39.5
Illinois                                     5           40,271,106         16.7
Texas                                        4           30,385,547         12.6
New Jersey                                   2           24,813,391         10.3
Nevada                                       1           12,400,000          5.1
Ohio                                         1            9,140,000          3.8
South Carolina                               1            7,578,419          3.1
Georgia                                      1            6,386,934          2.6
Arizona                                      1            6,123,788          2.5
Tennessee                                    1            5,610,000          2.3
Alabama                                      1            3,400,000          1.4
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     20          241,609,185        100.0
--------------------------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                     MORTGAGED         CUT-OFF DATE         LOAN
                                    PROPERTIES          BALANCE ($)      GROUP 2
--------------------------------------------------------------------------------

Multifamily                                 15          201,338,079         83.3
Manufactured Housing                         5           40,271,106         16.7
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                      20          241,609,185        100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 2
--------------------------------------------------------------------------------

4.740% -- 4.749%                             1            4,240,000          1.8
4.750% -- 4.999%                             5          138,348,937         57.3
5.000% -- 5.249%                             2           11,733,788          4.9
5.250% -- 5.499%                             1            6,476,490          2.7
5.500% -- 5.749%                             7           39,217,687         16.2
5.750% -- 5.827%                             3           41,592,282         17.2
--------------------------------------------------------------------------------
TOTAL/WTD AVG                               19          241,609,185        100.0
--------------------------------------------------------------------------------
Min: 4.740%     Max: 5.827%     Wtd Avg: 5.141%

ORIGINAL TERM TO STATED MATURITY (MOS)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 2
--------------------------------------------------------------------------------

60 -- 83                                     9          140,604,371         58.2
84 -- 99                                     2           11,733,788          4.9
100 -- 120                                   7           83,771,026         34.7
180                                          1            5,500,000          2.3
--------------------------------------------------------------------------------
TOTAL/WTD AVG                               19          241,609,185        100.0
--------------------------------------------------------------------------------
Min: 60     Max: 180     Wtd Avg: 85

REMAINING TERM TO STATED MATURITY (MOS)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 2
--------------------------------------------------------------------------------

56 -- 59                                     7           46,364,371         19.2
60 -- 79                                     2           94,240,000         39.0
80 -- 99                                     2           11,733,788          4.9
110 -- 119                                   6           80,371,026         33.3
120 -- 139                                   1            3,400,000          1.4
160 -- 180                                   1            5,500,000          2.3
--------------------------------------------------------------------------------
TOTAL/WTD AVG                               19          241,609,185        100.0
--------------------------------------------------------------------------------
Min: 56     Max: 180     Wtd Avg: 83

PREPAYMENT PROVISION SUMMARY

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 2
--------------------------------------------------------------------------------

Lockout/Defeasance/Open                     18          237,613,639         98.3
Lockout/Yield Maintenance/
    Open                                     1            3,995,547          1.7
--------------------------------------------------------------------------------
TOTAL/WTD AVG                               19          241,609,185        100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 2
--------------------------------------------------------------------------------

14.2% -- 29.9%                               1            5,500,000          2.3
30.0% -- 49.9%                               1           90,000,000         37.3
50.0% -- 59.9%                               1           24,813,391         10.3
70.0% -- 74.9%                               5           45,328,772         18.8
75.0% -- 79.9%                               8           55,787,022         23.1
80.0% -- 80.0%                               3           20,180,000          8.4
--------------------------------------------------------------------------------
TOTAL/WTD AVG                               19          241,609,185        100.0
--------------------------------------------------------------------------------
Min: 14.2%     Max: 80.0%     Wtd Avg: 60.4%

LOAN-TO-VALUE RATIO AT MATURITY (%)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 2
--------------------------------------------------------------------------------

12.0% -- 24.9%                               2           30,313,391         12.5
25.0% -- 49.9%                               1           90,000,000         37.3
60.0% -- 64.9%                               4           40,820,701         16.9
65.0% -- 69.9%                               5           36,347,213         15.0
70.0% -- 74.9%                               3           13,547,881          5.6
75.0% -- 80.0%                               4           30,580,000         12.7
--------------------------------------------------------------------------------
TOTAL/WTD AVG                               19          241,609,185        100.0
--------------------------------------------------------------------------------
Min: 12.0%     Max: 80.0%     Wtd Avg: 53.5%

DEBT SERVICE COVERAGE RATIOS (x)

--------------------------------------------------------------------------------
                                        NO. OF            AGGREGATE         % OF
                                      MORTGAGE         CUT-OFF DATE         LOAN
                                         LOANS          BALANCE ($)      GROUP 2
--------------------------------------------------------------------------------

1.20x -- 1.24x                               8           92,834,497         38.4
1.25x -- 1.29x                               3           19,310,723          8.0
1.30x -- 1.34x                               3           17,428,419          7.2
1.35x -- 1.39x                               1            3,400,000          1.4
1.40x -- 1.49x                               2           13,135,547          5.4
2.00x -- 2.99x                               1           90,000,000         37.3
3.00x -- 7.11x                               1            5,500,000          2.3
--------------------------------------------------------------------------------
TOTAL/WTD AVG                               19          241,609,185        100.0
--------------------------------------------------------------------------------
Min:1.20x     Max: 7.11x     Wtd Avg: 1.75x

*  The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

  The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT PROVISIONS(1)                     NOV-04          NOV-05          NOV-06
--------------------------------------------------------------------------------------

Lockout/Defeasance                            100.00%          97.61%          95.59%
Yield Maintenance(2)                            0.00%           2.39%           4.41%
Open                                            0.00%           0.00%           0.00%
--------------------------------------------------------------------------------------
Total                                         100.00%         100.00%         100.00%
--------------------------------------------------------------------------------------
Total Beginning Balance (in millions)     $ 1,378.92      $ 1,370.93      $ 1,359.83
Percent of Mortgage Pool Balance(3)           100.00%          99.42%          98.62%
--------------------------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)                    NOV-07          NOV-08        NOV-09       NOV-10
--------------------------------------------------------------------------------------------------

Lockout/Defeasance                             93.50%          91.54%        93.52%        93.53%
Yield Maintenance(2)                            6.50%           8.46%         6.48%         6.47%
Open                                            0.00%           0.00%         0.00%         0.00%
--------------------------------------------------------------------------------------------------
Total                                         100.00%         100.00%       100.00%       100.00%
--------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)     $ 1,345.15      $ 1,328.60      $ 918.45      $ 903.19
Percent of Mortgage Pool Balance(3)            97.55%          96.35%        66.61%        65.50%
--------------------------------------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)        NOV-11        NOV-12        NOV-13
--------------------------------------------------------------------

Lockout/Defeasance                90.90%        90.86%        90.82%
Yield Maintenance(2)               7.78%         7.82%         7.85%
Open                               1.32%         1.32%         1.33%
--------------------------------------------------------------------
Total                            100.00%       100.00%       100.00%
--------------------------------------------------------------------
Total Beginning Balance (in
 millions)                     $ 572.54      $ 559.40      $ 545.41
Percent of Mortgage Pool
 Balance(3)                       41.52%        40.57%        39.55%
--------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)        NOV-14       NOV-15       NOV-16       NOV-17       NOV-18
---------------------------------------------------------------------------------------------

Lockout/Defeasance               100.00%      100.00%      100.00%      100.00%      100.00%
Yield Maintenance(2)               0.00%        0.00%        0.00%        0.00%        0.00%
Open                               0.00%        0.00%        0.00%        0.00%        0.00%
---------------------------------------------------------------------------------------------
Total                            100.00%      100.00%      100.00%      100.00%      100.00%
---------------------------------------------------------------------------------------------
Total Beginning Balance (in
 millions)                    $  23.41     $  22.95     $  22.46     $  21.95     $  21.40
Percent of Mortgage Pool
 Balance(3)                        1.70%        1.66%        1.63%        1.59%        1.55%
---------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans.

(2)   As of the Cut-off Date, 16 Mortgage Loans, representing 8.9% of the
      Initial Pool Balance (10.4% of the Group 1 Balance and 1.7% of the Group
      2 Balance), are subject to yield maintenance prepayment provisions after the lock-out period. The remaining Mortgage Loans, representing 91.1% of the Initial Pool Balance (89.6% of the Group 1 Balance and 98.3% of the
      Group 2 Balance), are subject to defeasance after an initial restriction period.

(3)   As of the Cut-off Date.

*     The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

      The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR CROSSED POOLS*
--------------------------------------------------------------------------------
The following table and summaries describe the ten largest Mortgage Loans or
Crossed Pools in the Mortgage Pool by Cut-off Date Balance:

      TEN LARGEST MORTGAGE LOANS OR CROSSED POOLS BY CUT-OFF DATE BALANCE*

                                                             % OF       % OF
                                      CUT-OFF              INITIAL   APPLICABLE
                                        DATE        LOAN     POOL       LOAN
LOAN NAME                             BALANCE      GROUP   BALANCE      GROUP
---------                         --------------- ------- --------- ------------

 Bank of America Center .........  $137,000,000   1           9.9%       12.0%
 Ocean Residences ...............    90,000,000   2           6.5        37.3%
 Charles Square .................    77,000,000   1           5.6         6.8%
 Simon -- Cheltenham Square
 Mall ...........................    54,941,036   1           4.0         4.8%
 Rentar Plaza ...................    52,000,000   1           3.8         4.6%
 Congressional Village &
 Jefferson at Congressional
 (Land)(1) ......................    51,000,000   1           3.7         4.5%
 ICG Portfolio ..................    50,500,000   1           3.7         4.4%
 Sun Communities
 Portfolio 4 & Southfork(1) .....    40,980,542   1           3.0         3.6%
 Sun Communities
 Portfolio 13 & Bonita
 Lake(1) ........................    38,007,198   1           2.8         3.3%
 Corporate Center ...............    32,900,000   1           2.4         2.9%
                                   ------------              ----
 TOP TEN LOANS WTD AVG: .........  $624,328,776              45.3%
                                   ============              ====

                                                          CUT-OFF       LTV
                                         PROPERTY        DATE LTV      RATIO      UNDERWRITTEN    MORTGAGE
LOAN NAME                                  TYPE            RATIO    AT MATURITY       DSCR          RATE
---------                         --------------------- ---------- ------------- -------------- -----------

 Bank of America Center .........         Office            49.3%       49.3%          2.21x        4.867%
 Ocean Residences ...............      Multifamily          42.9%       42.9%          2.22x        4.797%
 Charles Square .................       Mixed Use           45.7%       43.0%          2.38x        5.399%
 Simon -- Cheltenham Square
 Mall ...........................         Retail            76.8%       71.9%          1.22x        5.890%
 Rentar Plaza ...................       Mixed Use           52.5%       52.5%          3.11x        4.660%
 Congressional Village &
 Jefferson at Congressional
 (Land)(1) ......................      Retail/Land          76.5%       66.9%          1.19x        6.280%
 ICG Portfolio ..................         Office            74.5%       70.3%          1.26x        5.230%
 Sun Communities                   Manufactured Housing
 Portfolio 4 & Southfork(1) .....      Communities          79.3%       73.2%          1.40x        4.931%
 Sun Communities
 Portfolio 13 & Bonita             Manufactured Housing
 Lake(1) ........................      Communities          78.5%       72.5%          1.25x        4.931%
 Corporate Center ...............         Office            70.0%       66.2%          1.41x        5.470%
 TOP TEN LOANS WTD AVG: .........                           59.7%       56.9%          1.90x        5.180%

*     The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

(1)   For crossed pools, the information is the sum or average of the information for the mortgage loans in the crossed pool.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

               [PICTURE OMITTED]                        [PICTURE OMITTED]

               [PICTURE OMITTED]                        [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

BANK OF AMERICA CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                 BofA
NOTE A-3 ORIGINAL PRINCIPAL
     BALANCE:                                $137,000,000
FIRST PAYMENT DATE:                          October 1, 2004
TERM/AMORTIZATION:                           84/0 months
INTEREST ONLY PERIOD:                        84 months
MATURITY DATE:                               September 1, 2011
NOTE A-3 EXPECTED MATURITY
     BALANCE:                                $137,000,000
BORROWING ENTITY:                            555 California Owners LLC
INTEREST CALCULATION:                        Actual/360
CALL PROTECTION:                             Lockout/defeasance:
                                             80 payments
                                             Open: 4 payments
UP-FRONT RESERVES:
  TAX RESERVE:                               Yes
  IMMEDIATE REPAIR RESERVE:                  $389,250
  REPLACEMENT RESERVE:                       $6,175,000
  TI/LC RESERVE:                             $10,000,000

ONGOING MONTHLY RESERVES:
  TAX/INSURANCE RESERVE:                     Yes
  REPLACEMENT RESERVE:                       $40,856
  TI/LC RESERVE:                             $148,566

LOCKBOX:                                     Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:                 $520,000,000
WHOLE LOAN CUT-OFF DATE BALANCE
  (EXCLUDING SUBORDINATE COMPONENT):             $417,000,000
NOTE A-3 CUT-OFF DATE BALANCE:                   $137,000,000
SHADOW RATING (S&P/MOODY'S):                     AAA/A3

                          WHOLE LOAN             WHOLE LOAN
                          (EXCLUDING             (INCLUDING
                          NOTE A-1               NOTE A-1
                          SUBORDINATE            SUBORDINATE
                          COMPONENT)(1)          COMPONENT)(1)
                          --------               ------------
CUT-OFF DATE LTV:            49.3%                   61.5%
MATURITY DATE LTV:           49.3%                   61.5%
UNDERWRITTEN DSCR(2):        2.21x(3)                1.73x(4)
MORTGAGE RATE(5):           4.867%                  5.080%
--------------------------------------------------------------------------------

(1)   The subordinate component is subordinate to note A-1 senior component and note A-2 (which are not part of trust fund) as well as note A-3).

(2)   DSCR figures based on net cash flow unless otherwise noted.

(3)   The loan is interest only for its entire term. If debt service had been calculated on such interest only payments, the resulting underwritten
      DSCR would have been approximately 2.84x. Interest was calculated on a
      30/360 amortization basis even though the Whole Loan is an Actual/360
      Mortgage Loan.

(4)   The loan is interest only for its entire term. If debt service had been calculated on such interest only payments, the resulting underwritten
      DSCR would have been approximately 2.18x. Interest was calculated on a
      30/360 amortization basis even though the Whole Loan is an Actual/360
      Mortgage Loan.

(5)   The interest rate was rounded to three decimals.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                               Office
PROPERTY SUB-TYPE:                           CBD
LOCATION:                                    San Francisco, CA
YEAR BUILT/RENOVATED:                        1921, 1969, 1971/NA
NET RENTABLE SQUARE FEET:                    1,780,748
CUT-OFF BALANCE PER SF:                      $234(a)
OCCUPANCY AS OF 7/1/04:                      94.2%
OWNERSHIP INTEREST:                          Fee
PROPERTY MANAGEMENT:                         Shorenstein Realty
                                             Services, L.P.
U/W NET CASH FLOW:                           $58,464,169
APPRAISED VALUE:                             $845,000,000(b)
--------------------------------------------------------------------------------

(a)  Based on aggregate principal balance of $417,000,000 (the original whole loan excluding the subordinate portion of note A-1).

(b)  The as stabilized value is expected to be $862,000,000 as of
     September 1, 2005.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                  FULL YEAR          FULL YEAR           FULL YEAR
                                            UNDERWRITTEN         (12/31/03)          (12/31/02)         (12/31/01)
                                        -------------------   ----------------   -----------------   ----------------

 Effective Gross Income .............       $95,289,720         $93,715,964        $100,886,419        $95,344,572
 Total Expenses .....................       $33,245,580         $33,784,205         $34,753,431        $35,525,900
 Net Operating Income (NOI) .........       $62,044,140         $59,931,759         $66,132,988        $59,818,672
 Cash Flow (CF) .....................       $58,464,169         $59,931,759         $66,132,988        $59,818,672
 DSCR on NOI(1) .....................             2.34x               2.27x               2.50x              2.26x
 DSCR on CF(1) ......................             2.21x(2)            2.27x               2.50x              2.26x

(1)   Based on aggregate principal balance of $417,000,000 (the original whole loan excluding the subordinate portion of note A-1).

(2)   The loan is interest only for its entire term. If debt service had been calculated on such interest only payments, the resulting underwritten DSCR would have been approximately 2.84x. Interest was calculated on a 30/360 amortization basis even though the Whole Loan is an Actual/360 Mortgage
      Loan.

--------------------------------------------------------------------------------
                               TENANT INFORMATION
--------------------------------------------------------------------------------

                                    RATINGS      TENANT      % OF                  POTENTIAL    % POTENTIAL         LEASE
                                  S&P/MOODY'S   TOTAL SF   TOTAL SF   RENT PSF       RENT           RENT          EXPIRATION
TOP TENANTS(1)                   ------------- ---------- ---------- ---------- -------------- ------------- -------------------

 Bank of America, N.A. .........     A+/Aa2     662,524       37.2%  $ 41.59     $27,555,388        34.0%      9/30/2015(2)
 Goldman, Sachs & Co. ..........     A+/Aa3      90,504        5.1   $ 60.83       5,505,581         6.8       8/31/2010
 Morgan Stanley & Co. ..........     A+/Aa3      85,347        4.8   $ 65.88       5,622,943         6.9       10/31/2011
                                                -------       ----               -----------        ----
 TOTAL .........................                838,375       47.1%              $38,683,911        47.7%

(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement. Interest was calculated on a 30/360 amortization basis even though the Whole Loan is an Actual/360 Mortgage Loan.

(2)   Excluding one lease for 3,480 square feet representing 0.5% of the total
      Bank of America leased space.

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------

                         # OF LEASES                   % TOTAL     CUMULATIVE   CUMULATIVE    BASE RENT
                         EXPIRING(2)   EXPIRING SF        SF        TOTAL SF    % TOTAL SF     EXPIRING
YEAR OF EXPIRATION(1)   ------------- ------------- ------------- ------------ ------------ -------------

 2004 .................       16           14,689         0.8%        14,689         0.8%    $   586,656
 2005 .................       19           68,810          3.9        83,499         4.7%    $ 3,590,832
 2006 .................       25          201,448        11.3(3)     284,947        16.0%    $11,717,624
 2007 .................        6           87,061          4.9       372,008        20.9%    $ 4,028,880
 2008 .................        7           52,236          2.9       424,244        23.8%    $ 2,631,923
 2009 .................       19          116,600          6.5       540,844        30.3%    $ 3,843,736
 2010 .................       12          137,126          7.7       677,970        38.0%    $ 8,943,889
 2011 .................        7          121,002          6.8       798,972        44.8%    $ 9,635,731
 2013 .................        4           64,516          3.6       863,488        48.4%    $ 3,132,905
 2014 .................        1           24,817          1.4       888,305        49.8%    $   992,680
 2015 .................       24          736,283         41.3     1,624,588        91.1%    $30,505,894
 2016 .................        4           48,281          2.7     1,672,869        93.8%    $ 1,420,949
 Vacant ...............                   111,178          6.2     1,784,047       100.0%
                              --          -------       -------
 TOTAL ................      144        1,784,047       100.0%

(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

(3)   Shearman and Sterling is currently on the Rent Roll for 46,275 square feet of this space. Sidley Austin Brown & Wood has signed a lease for such square footage after Shearman and Sterling vacates.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
At underwriting the Bank of America Center Mortgaged Property was 94.2%
occupied by a total of 35 office tenants at an average lease rate of $48 per square foot and 11 retail tenants at an average lease rate of $47 per square foot. At underwriting the four largest tenants, representing 51.3% of total net rentable area, were:

   o  Bank of America Corporation (Rated "A+" by S&P and "Aa2" by Moody's), a
      diversified global financial services company, occupies 662,524 square feet (37.2%) under various leases generally expiring in September 2015.
      Incorporated in 1968 and headquartered in Charlotte, North Carolina, Bank of America Corporation operates through its banking and non-banking subsidiaries as a provider of financial services and products throughout the United States and in selected international markets. Bank of America
      Corporation manages its operations through four business segments:
      Consumer and Commercial Banking, Asset Management, Global Corporate and
      Investment Banking and Equity Investments. On October 27, 2003, Bank of
      America Corporation and FleetBoston Financial Corporation, a diversified financial services company, signed an agreement and plan of merger. The merger closed in April 2004. For the year ended December 31, 2003, Bank of
      America Corporation reported revenues of $49.0 billion and net income of
      $10.8 billion. As of June 30, 2004, the company reported total assets of
      $1.0 trillion and stockholders' equity of $95.8 billion. The subject spaces have various uses, including general office and a bank branch.

   o  The Goldman Sachs Group, Inc. (Rated "A+" by S&P and "Aa3" by Moody's), a
      global investment banking, securities and investment management firm, leases 90,504 square feet (5.1%) under various leases expiring in August
      2010. Founded in 1869 and headquartered in New York, New York, The Goldman
      Sachs Group, Inc. provides a range of services worldwide to a diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As of November 28, 2003, it operated offices in over 20 countries. The company's activities are divided into three segments: Investment Banking; Trading and Principal
      Investments; and Asset Management and Securities Services. For the fiscal year ended November 28, 2003, The Goldman Sachs Group, Inc. reported revenues of $23.6 billion and net income of $3.0 billion. As of May 28,
      2004, the company reported total assets of $467.9 billion and stockholders' equity of $23.2 billion. The subject location serves as general office space for the company.

   o  Morgan Stanley (Rated "A+" by S&P and "Aa3" by Moody's), a global financial services firm, occupies 85,347 square feet (4.8%) under various leases expiring in October 2011 and December 2013. Established in 1935 and
      headquartered in New York, New York, Morgan Stanley operates in four business segments: Institutional Securities, Individual Investor Group,
      Investment Management and Credit Services. For the fiscal year ended
      November 30, 2003, Morgan Stanley reported revenues of $34.9 billion and net income of $3.8 billion. As of May 31, 2004, the company reported total assets of $729.5 billion and stockholders' equity of $27.0 billion. The subject location serves as general office space for the company.

   o  Ernst & Young (Not Rated) one of the "Big Four" global accounting firms, occupies 77,678 square feet (4.4%) under various leases expiring in
      December 2006. Established in 1989 (with predecessor firms founded in 1903 and 1906) and headquartered in New York, New York, Ernst & Young provides a range of services, including accounting and auditing, tax reporting and operations, tax advisory, business risk services, technology and security risk services, transaction advisory and human capital services. Globally,
      Ernst & Young focuses on seven major industry groups: financial services;
      technology, communications and entertainment; energy, chemicals and utilities; industrial products; retailing and consumer products; health sciences; and real estate, hospitality and construction. Ernst & Young reported over $13 billion in revenues in fiscal year 2003 and employs
      103,000 people in over 140 countries around the world. The subject location serves as general office space for the firm.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o  The Bank of America Center Mortgage Loan is secured by a first mortgage on a
   1,780,748 square foot Class A central business district office complex located in San Francisco, California.

o  The Bank of America Center Mortgage Loan, also referred to as the "note A-3"
   for purposes of this discussion, has a principal balance of $137,000,000 as of the cut-off date (shadow rated "AAA" by S&P and "A3" by Moody's, respectively), is pari passu with a $150,000,000 senior portion of a
   $253,000,000 note A-1 and with a $130,000,000 note A-2. The other senior notes (the $150,000,000 senior portion of the note A-1 and the note A-2) have the same interest rate, maturity date and amortization term as the Bank of
   America Center Mortgage Loan and are held outside of the trust. The remaining
   $103,000,000 of the note A-1 balance (the note A-1 junior portion) is subordinate to the senior portion of the note A-1, the entire note A-2 and the entire note A-3.

THE BORROWER:

o  The borrower, 555 California Owners LLC (the "Bank of America Center
   Borrower"), is a single-purpose, bankruptcy-remote entity with two independent directors, for which the Bank of America Center Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The Bank of America Center Borrower is owned 100% in succession by five mezzanine ownership entities (555 California Mezz-1 LLC, 555 California Mezz-2 LLC, 555
   California Mezz-3 LLC, 555 California Mezz-4 LLC, and 555 California Mezz-5
   LLC, respectively), each a Delaware limited liability company. 555 California
   Street LLC is owned: 2% by two entities, Shorenstein Capital 555 LLC and
   Shorenstein 555 California LLC, controlled and owned by Shorenstein Company
   LLC; and 98% owned by two entities, Giants Equities LLC and Warrior Equities
   LLC, controlled by Mark Karasick, a borrower principal, and wholly owned by
   Mark Karasick, IPC (US), Inc. ("IPC"), and certain other investors. David
   Yisrael is also a borrower principal.

o  Mark Karasick has been a New York City-based real estate syndicator for the past 15 years. Initially, he was a developer in New York State's Orange and
   Dutchess Counties. During the past eight years, Mr. Karasick has principaled numerous real estate transactions as both a syndicator and a managing member of various limited liability companies. Mr. Karasick has typically acquired properties or mortgages with a current yield, located primarily in New York and New Jersey. In addition, Mr. Karasick has real estate holdings outside the New York/New Jersey/Connecticut tri-state area such as the 430,000 square foot IBM office building in Hato Rey, Puerto Rico. Acquisitions during the past five years include properties totaling more than eight million square feet.

o  IPC is a subsidiary of the Toronto, Canada-based IPC US REIT. IPC US REIT beneficially owns an 89.0% economic interest in IPC (US), Inc. IPC has ownership interests in, and manages, 32 buildings in the United States (26 office and six retail) containing a total of 7.6 million square feet of rentable space.

o  As a San Francisco-based private owner and operator of Class A office buildings in the United States with a portfolio of more than 17 million square feet, Shorenstein Company LLC, through its affiliates, has owned and managed the Bank of America Center Mortgaged Property for over 15 years.

THE PROPERTY:

o  The collateral for the Bank of America Center Mortgage Loan consists of the fee simple interest in a 1,780,748 square foot Class A central business district office complex. The collateral is comprised of three buildings: (1)
   555 California Street, a 1,488,619 square foot, 52-story Class A office building with retail constructed in 1969; (2) 315 Montgomery Street, a
   228,160 square foot, 16-story Class B office building with street level retail constructed in 1921; and (3) 345 Montgomery Street, a 63,969 square foot, two-story Bank of America branch constructed in 1971. The complex has on-site parking for 450 cars in a three level subterranean garage. The collateral is situated on approximately 2.80 acres in the North of Market
   Area Financial District in downtown San Francisco, California.

o  The Bank of America Center Borrower, at its sole cost and expense, is required to keep the Bank of America Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. Each of the insurance policies required under the Bank of America Center Whole Loan must contain clauses or endorsements to the effect that the related policy does not have an exclusion for acts of terrorism or similar acts of sabotage.

o  The soil and groundwater of the Bank of America Center Mortgaged Property has
   been contaminated due to petroleum leaks from underground storage formerly located on the Bank of America Center Mortgaged Property that belonged to the
   City and County of San Francisco ("San Francisco"). The prior owner of the
   Bank of America Center Mortgaged Property, 555 California Street LLC,
   initiated an action against San Francisco in relation to such contamination which resulted in a Settlement Agreement and Mutual Release dated December
   10, 2003 by and between San Francisco and 555 California Street LLC (the
   "Settlement Agreement"). Pursuant to the terms of the Settlement Agreement,
   San Francisco is required to provide remediation and monitoring results
   (which the related borrower is required to provide to the mortgagee) until such time as there are four consecutive quarters of acceptable remediation and monitoring results. The related borrower is required to enforce San
   Francisco's obligations to monitor and remediate the contamination pursuant to the terms of the Settlement Agreement. The related borrower is required to use commercially reasonable efforts to deliver to mortgagee a letter from the
   City and County of San Francisco Department of Health-Local Oversight Program
   which will indicate that monitoring and remediation is no longer required under the Settlement Agreement.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o  Shorenstein Realty Services, L.P., an affiliate of the Bank of America Center
   Borrower, manages the Bank of America Center Mortgaged Property.
   Headquartered in San Francisco, California, and in business for over 80 years, Shorenstein Realty Services is the wholly owned property services affiliate of Shorenstein Company LLC (www.shorenstein.com), a private owner and operator of Class A office buildings in the United States with a portfolio of more than 17 million square feet. Founded in the 1920's as a brokerage and management company, Shorenstein Company is engaged in all aspects of office building investment, development, financing, leasing, construction, and management. Since the early 1960's, the company has been an active investor in office projects. Since 1992, Shorenstein has sponsored a series of closed-end investment funds that have invested in Class A office projects located throughout the United States. Shorenstein Realty Services provides leasing, management and construction services to all of Shorenstein
   Company's properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  On September 2, 2004 : (A) Bank of America, N.A. made a mezzanine loan in the original principal amount of $34,000,000 to 555 California Mezz-1 LLC; (B)
   Bank of America, N.A. made a mezzanine loan in the original principal amount of $34,000,000 to 555 California Mezz-2 LLC; (C) BOFA Mezz Private Limited
   made a mezzanine loan in the original principal amount of $90,000,000 to 555
   California Mezz-3 LLC; (D) BREF ONE, LLC-Series B made a mezzanine loan in the original principal amount of $45,000,000 to 555 California Mezz-4 LLC;
   and (E) BPO 555 California Mezz Ltd made a mezzanine loan in the original principal amount of $27,000,000 to 555 California Mezz-5 LLC; each of the mezzanine loans is a "BC Mezzanine Loan"; each of the mezzanine lenders is a
   "BC Mezzanine Lender" and are collectively the "BC Mezzanine Lenders"; and
   each of the mezzanine borrowers is a "BC Mezzanine Borrower" and are collectively the "BC Mezzanine Borrowers". The Bank of America Center
   Borrower is owned 100% by the BC Mezzanine Borrowers. Each BC Mezzanine Loan
   is secured by (among other things) a first priority security interest in 100%
   percent membership interest in the related BC Mezzanine Borrower. The relationship between the BC Mezzanine Lenders and the mortgagee is set forth in that certain mezzanine intercreditor agreement dated as of September 2,
   2004 by and between the mortgagee and the BC Mezzanine Lenders.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  Not allowed.

SUBORDINATE COMPONENT:

o  As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates that is entitled to payments solely from the BC Pari Passu Note A-1 Mortgage Loan may (but is not obligated to)
   purchase the Bank of America Center Whole Loan at a price generally equal to the outstanding principal balance, accrued and unpaid interest, all related unreimbursed servicing advances (with interest, if any) including any servicing compensation, certain unreimbursed costs and expenses and additional trust fund expenses on such balances and any liquidation fees payable in connection with such purchase.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       22

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                OCEAN RESIDENCES
--------------------------------------------------------------------------------

                                [PICTURE OMITTED]

                                [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                OCEAN RESIDENCES
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

OCEAN RESIDENCES

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                GACC
 ORIGINAL PRINCIPAL BALANCE:                 $90,000,000
 FIRST PAYMENT DATE:                         December 1, 2004
 TERM/AMORTIZATION:                          60/0 months
 INTEREST ONLY PERIOD:                       60 months
 MATURITY DATE:                              November 1, 2009
 EXPECTED MATURITY BALANCE:                  $90,000,000
 BORROWING ENTITY:                           Ocean Prime LLC
 INTEREST CALCULATION:                       Actual/360
 CALL PROTECTION:                            Lockout/defeasance:
                                             56 months
                                             Open: 4 payments
 UP-FRONT RESERVES:
   TAX RESERVE:                              Yes
   IMMEDIATE REPAIR RESERVE:                 $1,207,500
   REPLACEMENT RESERVE:                      $10,229
   LEASING RESERVE:                          $25,095
 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:                    Yes
   REPLACEMENT RESERVE:                      $10,229
   TI/LC RESERVE:                            $7,500
 LOCKBOX:                                    Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:            $90,000,000
 SHADOW RATING (S&P/MOODY'S):     BBB-/Baa3
 CUT-OFF DATE LTV:                42.9%
 MATURITY DATE LTV:               42.9%
 UNDERWRITTEN DSCR(1):            2.22x
 MORTGAGE RATE(2):                4.797%
--------------------------------------------------------------------------------

(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   Rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Multifamily
 PROPERTY SUB-TYPE:            Mid-rise with retail
 LOCATION:                     New York, NY
 YEAR BUILT/RENOVATED:         1903/2000
 UNITS:                        492
 CUT-OFF BALANCE PER UNIT:     $182,927
 OCCUPANCY AS OF 7/31/04:      96.5%
 OWNERSHIP INTEREST(a):        Fee
 PROPERTY MANAGEMENT:          Residential
                               Management Group
                               LLC (d/b/a Douglas
                               Elliman Property
                               Management)
 U/W NET CASH FLOW:            $9,699,353
 APPRAISED VALUE:              $210,000,000
--------------------------------------------------------------------------------

(a)   Represents the fee interest in one unit of a three unit condominium.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                OCEAN RESIDENCES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                               FULL YEAR          FULL YEAR
                                          UNDERWRITTEN       (12/31/2003)       (12/31/2002)
                                        ----------------   ----------------   ----------------

 Effective Gross Income .............     $ 16,168,723       $ 14,741,052       $ 13,696,979
 Total Expenses .....................     $  6,343,171       $  5,569,333       $  5,367,931
 Net Operating Income (NOI) .........     $  9,825,553       $  9,171,719       $  8,329,048
 Cash Flow (CF) .....................     $  9,699,353       $  9,171,719       $  8,329,048
 DSCR on NOI ........................            2.24x              2.10x              1.90x
 DSCR on CF .........................            2.22x              2.10x              1.90x

                                     STUDIO     1 BEDROOM     2 BEDROOM     3 BEDROOM
                                    --------   -----------   -----------   ----------

 Number of Units ................      319          151            19             3
 Average Rent ...................   $2,214       $3,066        $4,006        $5,598
 Average Unit Size (SF) .........      535          780         1,047         1,133

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                OCEAN RESIDENCES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o  The Ocean Residences Mortgage Loan is secured by a first mortgage on the borrower's fee simple interest in one of three units in a mixed use condominium building located in downtown Manhattan in New York City.

o  The borrower's unit consists of 492 residential units, including the superintendent's unit, 12,000 square feet of professional office space, 4,000 square feet of grade level retail space, and a below grade parking garage with a 98-car capacity. The other two units are office use.

o  The financing consists of a $90 million first mortgage loan.

THE BORROWER:

o  The borrower, Ocean Prime LLC, is a single purpose, bankruptcy remote entity, sponsored by Joseph Moinian and partners. Joseph Moinian controls and directs the management and policies of the borrower, and indirectly owns a 36.6%
   interest in the borrower. Joseph Moinian is a repeat sponsor of a Deutsche
   Bank borrower.

o  Mr. Moinian is the founder and CEO of The Moinian Group, which controls a portfolio totaling more than eight million square feet of commercial, industrial, residential, retail and hotel properties throughout the world.
   Currently, the firm is in the planning and construction stages of developing over 1.5 million square feet of office, retail, and residential space throughout Manhattan. In the last 12 months, Mr. Moinian, with various partners, has purchased interests in several assets, including the condominium unit that encompasses floors 1-13 (not part of the loan collateral) known as 17 Battery Place South for $52,500,000 from SL Green in
   August 2000.

THE PROPERTY:

o  Originally built in 1903, Ocean Residences is a 492-unit rental apartment complex that occupies floors 14-31 of a mixed-use facility located at the southern tip of Manhattan in Battery Park City. The condominium unit that encompasses floors 1 -13, which is not part of the collateral, is class B office space owned by the sponsor of the Ocean Residences loan. Over $55.9 million of renovations were completed in December of 2000. Since purchasing the property, the borrower has spent approximately $605,000 on facade repairs and an estimated $1.5 million in garage renovations.

o  The apartment units are primarily leased to individuals with approximately
   17% leased to corporate entities, including Goldman Sachs (leases 29 units)
   and Oakwood Corporation (leases 54 units).

o  The units feature ceiling heights in excess of ten feet, oversized windows with water views, light oak parquet floors, granite countertops and marble bathrooms. Many of the units also provide a technology package, which typically includes multiple telephone lines, cable TV and Internet access.
   Building amenities include a 24-hour doorman and concierge, dry cleaning, laundry, valet, fitness room and maid services, storage facilities, outdoor roof deck, business center and a 98-car on-site parking garage which is leased to a third party operator, Central Parking System of NY Inc.

o  Prior to September 11, 2001, the downtown residential market had average market rents for its buildings in the range of $50 to $55 per square foot.
   Despite the fact that tenancy in the downtown residential market bottomed out at approximately 75% after September 11, the sponsor was able to re-lease the property to its present 97% level due to a rapid stabilization of the downtown real estate market and rental subsidies provided by the government.
   As of September 1, 2004, rents at the property have risen to $48.55 per square foot (or more than 90% of pre-September 11 levels).

PROPERTY MANAGEMENT:

o  Ocean Residences is managed by Residential Management Group LLC (d/b/a
   Douglas Elliman Property Management), the property management division of
   Douglas Elliman. Founded in 1911, Douglas Elliman handles residential sales and rentals, professional, retail and commercial sales and leasing, relocation, new development marketing and property management. The company is now affiliated with The Prudential Real Estate Affiliates, Inc. A borrower affiliate, Josephson LLC, also performs additional asset management activities at the property.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  There is a $40 million senior mezzanine loan and a $20 million junior mezzanine loan. Each mezzanine loan was made to a separate SPE borrower. The senior mezzanine loan is secured by a pledge of 100% of the equity interests in the borrower and the junior mezzanine loan is secured by a pledge of 100%
   of the equity interests in the senior mezzanine borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  Not permitted.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                OCEAN RESIDENCES
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       27

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 CHARLES SQUARE
--------------------------------------------------------------------------------

               [PICTURE OMITTED]                     [PICTURE OMITTED]
              View of Hotel Exterior                Guest Room in Hotel

               [PICTURE OMITTED]                     [PICTURE OMITTED]
            View of Harvard Square              Henrietta's Table - award-
                                               winning restaurant at property

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CHARLES SQUARE
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

CHARLES SQUARE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                     GACC
 ORIGINAL PRINCIPAL BALANCE(1):   $77,000,000
 FIRST PAYMENT DATE:              October 1, 2004
 TERM/AMORTIZATION:               60/300 months
 INTEREST ONLY PERIOD:            24 months
 MATURITY DATE:                   September 1, 2009
 EXPECTED MATURITY BALANCE:       $72,576,797
 BORROWING ENTITY:                Charles Square
                                  Cambridge LLC and
                                  KSA Realty Trust
 INTEREST CALCULATION:            Actual/360
 CALL PROTECTION:                 Lockout/defeasance:
                                  56 payments
                                  Open: 4 payments
 UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:         Yes
   REPLACEMENT RESERVE:           $1,000,000
   TI/LC RESERVE:                 $1,043,734
   FF&E RESERVE:                  $1,000,000
   FREE RENT RESERVE:             $432,959
 ONGOING MONTHLY RESERVES:
  TAX/INSURANCE RESERVE:          Yes
   REPLACEMENT RESERVE:           $3,101
   TI/LC RESERVE:                 $20,733
   FF&E RESERVE:                  4% of Operating Income from
                                  hotel component of
                                  collateral.
 LOCKBOX:                         Hard
--------------------------------------------------------------------------------

 (1) Refers to the Senior Component only.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:               $82,500,000
 SENIOR COMPONENT CUT-OFF DATE BALANCE:         $77,000,000
 SUBORDINATE COMPONENT CUT-OFF
 DATE BALANCE(a):                               $5,500,000
 SENIOR COMPONENT
 SHADOW RATING (S&P/MOODY'S):                   BBB-/Baa2
 SUBORDINATE COMPONENT
 SHADOW RATING (MOODY'S):         Baa3          $5,500,000

                               WHOLE LOAN          WHOLE LOAN
                              (EXCLUDING           (INCLUDING
                              SUBORDINATE          SUBORDINATE
                               COMPONENT)          COMPONENT)
                                --------        -----------
 CUT-OFF DATE LTV:               45.7%                48.9%
 MATURITY DATE LTV:              43.0%                46.1%
 UNDERWRITTEN DSCR:              2.38x                2.22x
 MORTGAGE RATE(b):              5.399%               5.399%
--------------------------------------------------------------------------------

 (a) The Subordinate Component is included in the trust but does not back any certificates other than the Class CS Certificates.
 (b) The interest rate was rounded to three decimals. The interest rate on the
     Senior Component is 5.3991% and the interest rate on the Subordinate
     Component is 5.3991%.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:              Class A Mixed-Use
                             Development
 PROPERTY SUB-TYPE:          Hotel-Office-Retail
 LOCATION:                   Cambridge, MA
 YEAR BUILT/RENOVATED:       1985/2003
 KEYS:                       293
 NET RENTABLE SQUARE FEET:   109,295 (office)
                             39,550 (retail)
 CUT-OFF BALANCE PER KEY:    $262,799*
 OCCUPANCY AS OF 9/30/04:    70.2% Hotel
                             97.2% Office-Retail
 OWNERSHIP INTEREST:         Fee
 PROPERTY MANAGEMENT:        Cambridge Hotel
                             Associates (Hotel);
                             Carpenter & Company, Inc.
                             (Office-Retail);
                             Propark, Inc. (Parking)
 U/W NET CASH FLOW:          $13,352,532
 APPRAISED VALUE:
   Hotel:                    $106,400,000
   Office:                   $ 22,300,000
   Retail:                   $ 10,600,000
   Garage:                   $ 29,300,000
                             ------------
 TOTAL:                      $168,600,000
--------------------------------------------------------------------------------

 * Based on the Senior Component Balance.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CHARLES SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                           FULL YEAR         FULL YEAR         FULL YEAR
                                   UNDERWRITTEN(1)    TTM 9/30/04(2)      (12/31/03)        (12/31/02)        (12/31/01)
                                  -----------------  ----------------  ----------------  ----------------  ----------------

 EFFECTIVE GROSS INCOME
  Hotel ........................    $ 20,154,591       $ 20,154,591      $ 15,955,759      $ 16,194,977      $ 19,452,250
  Office/Retail/Garage .........    $  8,822,969       $  7,836,255      $  7,692,442      $  8,561,634      $  8,559,164
 TOTAL EXPENSES
  Hotel ........................    $  9,641,543       $  9,641,543      $  8,898,943      $  8,625,039      $  9,187,609
  Office/Retail/Garage .........    $  4,198,483       $  4,153,704      $  3,998,043      $  3,952,169      $  3,521,573
 NET OPERATING INCOME (NOI)
  Hotel ........................    $ 10,513,048       $ 10,513,048      $  7,056,816      $  7,569,938      $ 10,264,641
  Office/Retail/Garage .........    $  4,624,487       $  3,682,551      $  3,694,399      $  4,609,465      $  5,037,591
 CASH FLOW (CF)
  Hotel ........................    $  9,009,705       $  9,009,705      $  5,730,080      $  6,233,522      $  8,776,605
  Office/Retail/Garage .........    $  4,342,826       $  3,682,551      $  3,694,399      $  4,609,465      $  5,037,591
 DSCR ON NOI(3) ................           2.69x              2.53x             1.91x             2.17x             2.72x
 DSCR ON CF(3) .................           2.38x              2.26x             1.68x             1.93x             2.46x

(1)   Underwritten financial information includes hotel data based on TTM as of
      September 2004.
(2)   TTM includes as of September 30, 2004 data for hotel and as of August 31,
      2004 data for office/retail/garage.
(3)   Based on the Senior Component Balance.

--------------------------------------------------------------------------------
                             HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

KEY FIGURES                            1999            2000           2001
-----------                      --------------- --------------- --------------

 HOTEL:
  Occupancy: ...................         81.1%           80.1%          70.5%
  ADR: .........................   $       227     $       258    $       252
  RevPAR: ......................   $       184     $       207    $       177
  Net Cash Flow: ...............   $10,683,674     $12,875,045    $ 8,776,605
 OFFICE, RETAIL, PKG:
  Office Occupancy: ............                           96%            96%
  Retail Occupancy: ............                          100%           100%
  Net Cash Flow: ...............   $ 4,254,065     $ 4,928,435    $ 5,037,591
                                   -----------     -----------    -----------
  TOTAL NET CASH FLOW: .........   $14,937,739     $17,803,480    $13,814,197

KEY FIGURES                           2002           2003         TTM 9/04        U/W(a)
-----------                      -------------- -------------- -------------- --------------

 HOTEL:
  Occupancy: ...................        67.9%          67.1%          70.2%          70.2%
  ADR: .........................  $       229     $      210    $       236    $       236
  RevPAR: ......................  $       155     $      141    $       165    $       165
  Net Cash Flow: ...............  $ 6,233,522     $5,730,080    $ 9,009,705    $ 9,009,705
 OFFICE, RETAIL, PKG:
  Office Occupancy: ............          95%            77%            96%            96%
  Retail Occupancy: ............         100%           100%           100%           100%
  Net Cash Flow: ...............  $ 4,609,465     $3,694,399    $ 3,682,551    $ 4,342,826
                                  -----------     ----------    -----------    -----------
  TOTAL NET CASH FLOW: .........  $10,842,987     $9,424,479    $12,692,256    $13,352,532

(a)  Underwritten financial information includes hotel data based on TTM as of
     September 2004.

--------------------------------------------------------------------------------
                               TENANT INFORMATION
--------------------------------------------------------------------------------

                                                                                                                %
                                                RATINGS       TOTAL       % OF                 POTENTIAL    POTENTIAL     LEASE
TOP TENANTS                                   S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT         RENT     EXPIRATION
-----------                                  ------------- ----------- ---------- ---------- ------------- ----------- -----------

 Gradient Corporation ......................   Not Rated      21,550       14.5%   $ 28.00    $  603,400       15.1%   12/31/2009
 Lexecon ...................................   Not Rated      21,550       14.5    $ 21.00       452,550       11.3    10/31/2007
 Institute for Healthcare Improvement* .....   Not Rated      17,456       11.7    $ 30.00       523,680       13.1     1/31/2012
                                                              ------       ----               ----------       ----
 TOTAL .....................................                  60,556       40.7%              $1,579,630       39.5%

*    The lease to Institute for Healthcare Improvement requires the tenant to take occupancy on the earlier of (a) three months after substantial completion of tenant's work and (b) February 1, 2005. According to the borrower, the tenant's work is substantially complete and a move-in date prior to December 15th, 2004 is projected.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CHARLES SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LEASE ROLLOVER SHEET
--------------------------------------------------------------------------------

                      # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION      EXPIRING      SF(1)    TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
------------------   ------------- ---------- ---------- ------------ --------------- -------------

 2005 ..............        2           564        0.4%         564          0.4%      $   34,400
 2007 ..............        2        24,968       16.8       25,532         17.2%      $  577,580
 2008 ..............        1           710        0.5       26,242         17.6%      $   29,110
 2009 ..............       10        80,135       53.8      106,378         71.5%      $2,318,777
 2010 ..............        1         6,262        4.2      112,640         75.7%      $  244,218
 2012 ..............        1        17,456       11.7      130,096         87.4%      $  523,680
 2018 ..............        4        11,480        7.7      141,576         95.1%      $  272,383
 2023 ..............        1           489        0.3      142,065         95.4%
 2024 ..............        2         1,265        0.8      143,330         96.3%
 2028 ..............        1         1,290        0.9      144,620         97.2%
 Vacant ............                  4,225        2.8      148,845        100.0%
                           --        ------      -----
 TOTAL .............       25       148,845      100.0%

(1)  Expiring square footage includes approximately 16,505 square feet of space
     (restaurant, bar, common area) leased to tenants affiliated with the borrower which do not pay base rent.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CHARLES SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The property is 97.2% leased by 25 tenants (17 office and 8 retail) at an average lease rate of $27.66 per square foot. The three largest tenants representing 40.7% of the total net rentable area, are:

o  Gradient Corporation (Office) (Not Rated) Gradient Corporation occupies
   21,550 square feet (14.5% of net rentable area, lease expiration in 2009) at a rental rate of $28.00 per square foot. Gradient Corporation is a consulting firm which specializes in risk and environmental sciences. Gradient presents talks, peer-reviewed technical papers, textbook material, Congressional testimony, and serves on agency advisory boards. Gradient also prepares a quarterly newsletter, each focusing on a timely topic of importance to both industry and regulators.

o  Lexecon (Office) (Not Rated) Lexecon occupies 21,550 square feet (14.5% of net rentable area, lease expiration in 2007) at a rental rate of $21.00 per square foot. Lexecon Inc. is an economics consulting firm that provides law firm, corporate, and government clients with analysis of complex economic issues for use in legal and regulatory proceedings, strategic decisions, and public policy debates. The Harvard Square office, formerly The Economics
   Resource Group, Inc., was founded in 1990 by Joseph P. Kalt. Foundation
   Professor of International Political Economy at the John F. Kennedy School of
   Government, Harvard University and joined Lexecon in July 1999. Lexecon's parent company is FTI Consulting, Inc.

o  Institute for Healthcare Improvement (Office) (Not Rated) The Institute for
   Healthcare Improvement occupies 17,456 square feet (11.7% of net rentable area, lease expiration in 2012) at a rental rate of $30.00 per square foot.
   The Institute for Healthcare Improvement is a not-for-profit organization driving the improvement of health by advancing the quality and value of health care.

Other tenants include:

o  Wellbridge Athletic Club (Retail) (Not Rated) The Wellbridge Athletic Club
   occupies 9,833 square feet (6.6% of net rentable area, lease expiration in
   2009) at a rental rate of $31.13 per square foot. Wellbridge Athletic Club is an upscale athletic club chain offering fitness programs for people of all ages and interests. Facilities include cardiovascular equipment, weight training equipment, an indoor pool, a group exercise studio, a whirlpool, a steam room, and locker rooms.

o  Legal Sea Foods Inc. (Retail) (Not Rated) Legal Sea Foods Inc. occupies 6,409 square feet (4.3% of net rentable area, lease expiration in 2018) at a rental rate of $42.50 per square foot. For over 50 years, Legal Sea Foods has been dedicated to serving the freshest fish in the seafood industry. The Charles
   Square location features low ceilings that create a tavern feel, and finishes include stone, brick, dark oak, stucco, and Mission-style copper light fixtures. The restaurant also has a separate dedicated "Take-Out" storefront immediately adjacent to the restaurant.

o  Le Pli Salon & Day Spa (Retail) (Not Rated) Le Pli occupies 2,534 square feet
   (1.7% of net rentable area, lease expiration in 2009) at a rental rate of
   $41.38 per square foot. Le Pli, in Cambridge since 1968, opened their Charles
   Square spa in 1985. Le Pli has won awards for its excellence, and has been featured in Vogue, Newsweek, and Town & Country. Le Pli's philosophy is to bring its clients the most innovative techniques in hair and spa services, with strong emphasis on service.
   -----------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CHARLES SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o  The Charles Square Mortgage loan is a $77.0 million loan secured by the borrower's fee simple interest in the Class A mixed use facility known as
   Charles Square, located in Cambridge, Massachusetts. The loan is also secured by a pledge of limited partnership interests in the Hotel Manager made by
   Carpenter Associates, Intercorp Limited Partnership and F&H Realty LLC, each affiliated with the borrower.

o  The Charles Square Mortgage loan is divided into a Senior Component and a
   Subordinate Component as further described herein.

o  As will be set forth in more detail in the preliminary prospectus supplement, the holder of the Class CS Certificates that is entitled to payments solely from the Charles Square Mortgage loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the Charles Square Mortgage loan. Such rights may include the review and/or approval of certain actions taken by the Master
   Servicer or the Special Servicer in connection with the Charles Square
   Mortgage loan. In addition, such holder may (but is not obligated to)
   purchase the Charles Square Mortgage loan, if the Mortgage loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or
   Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) if the Special Servicer has not determined its fair value, the unpaid principal balance, plus accrued and unpaid interest on such balance, all unrelated unreimbursed advances (with interest, if any), and all accrued special servicing fees and additional trust fund expenses.

THE BORROWER:

o  The borrower is comprised of KSA Realty Trust and Charles Square Cambridge
   LLC, each of which is a bankruptcy-remote, single- purpose entity. The borrower is sponsored by John L. Hall II, and Richard L. Friedman (Carpenter
   & Company, Inc.), a real estate firm that develops hotel, retail and mixed use properties. The fixed rate loan has a term of 60 months (5 years), is interest-only for the first 24 months and thereafter amortizes on a 25-year schedule.

o  Carpenter and Company, Inc. developed the property in 1985 and renovated the project in 1998-1999 at a cost of over $4 million. Former retail space was converted to the current Pavilion conference center. In 2003, the borrower invested an additional $7.5 million to renovate the property. Incorporated in
   1973 by Richard Friedman, the current President and CEO, Carpenter & Company has maintained a very successful record in the development and management of large commercial facilities throughout the country. Carpenter & Company, Inc.
   specializes in mixed-use development projects. Past projects, which were developed by the sponsor and are similar to Charles Square, include the Logan
   Airport Hilton in Boston, Massachusetts (600 rooms), the Hyatt Regency in
   Cambridge, Massachusetts (460 rooms) and the Sheraton Headquarters Hotel at the Boston Convention and Exhibition Center in South Boston, Massachusetts
   (1,200 rooms). Carpenter & Company, Inc. is currently active in other hotel developments in Boston, such as the current conversion of the famous "Charles
   St. Jail," located near Beacon Hill, which will be converted into a hotel and is scheduled to open in 2005 and contain 310 rooms. Richard Friedman is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY:

o  Charles Square, located in the Harvard Square neighborhood in Cambridge,
   Massachusetts, is approximately 2 1/2 miles from Boston and less than 5-miles from Boston's Logan Airport. Charles Square is a Class A property consisting of a 293-key full service hotel, 109,295 square feet of office space, 29,739 square feet of retail space, the 9,811 square feet Pavilion Conference Center and a 568-car subterranean parking facility. Underwritten net cash flow attributable to the hotel portion accounts for approximately 67% of the overall underwritten net cash flow for the property. There is also a residential component, consisting of 87 condominiums, which does not serve as collateral for the loan.

o  The hotel is known as "The Charles Hotel in Harvard Square". The property underwent a $4 million renovation in 1998 and a $7.5 million renovation in
   2003. The hotel's amenities include: (i) 293 rooms, (including 43 suites and one presidential suite), (ii) over 13,000 square feet of meeting and ballroom space, including a grand ballroom and the Pavilion Conference Center, (iii)
   three restaurants (Legal Sea Foods, Rialto and Henrietta's Table), (iv) Le
   Pli Day Spa, and (v) a full service, over 9,500 square foot fitness facility known as the Wellbridge Athletic Club. In addition, the hotel is equipped with a concierge, valet parking, Avis car rental, teleconferencing, laptop rental and laundry facilities.

o  The primary market area servicing the property is Cambridge, Massachusetts.
   Principal hotel usage is university related due to its close proximity to
   Harvard and Massachusetts Institute of Technology, and some usage also comes from Boston College, across the Charles River in Newton, Massachusetts. The
   Charles Hotel attracts students' relatives, university speakers and dignitaries to the university, especially the John F. Kennedy School of
   Government which is a direct neighbor of the property. The area in which the property is situated is known as the Harvard Square area of Mid Cambridge.
   Harvard Square consists primarily of retail and office buildings with some industrial uses interspersed throughout the area. In many of the neighborhood office buildings, retail uses occupy the first floor. Harvard Square is considered one of the premier retail locations within the Greater Boston area due to the heavy pedestrian traffic from both nearby students (Harvard
   College and Massachusetts Institute of Technology) as well as tourists. In addition, there is a large regional mall within the East Cambridge area known as the Cambridge-side Galleria.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CHARLES SQUARE
--------------------------------------------------------------------------------

o  The office portion of the property contains 109,295 square feet of net rentable area, which is 96.1% occupied. Office, retail and parking garage revenue accounts for 33% of Charles Square's total underwritten net cash flow. In-place rents at the property average $26.83 per square foot for office (compared to $33.00 per square foot for the office market average) and
   $29.77 per square foot for retail space (compared to $30.00 per square foot for the retail market average). The office portion of the property recently experienced a significant amount of rollover (2002: 33.5% and 2003: 21.1%), however, the property was promptly re-leased as noted by Gradient
   Corporation's recent execution of a 5 1/2 year lease for 21,550 square feet at a rental rate of $28.00 per square foot, and the Institute for Healthcare
   Improvement's execution of an eight-year lease for 17,456 square feet at a rental rate of $30.00 per square foot. These two new leases result in a current office occupancy rate of 96.1% (compared to 77% in year end 2003).
   There are currently two available office spaces in the building, totaling
   4,225 square feet (portions are located on both the 2nd and 4th floors).

o  The property features two award-winning restaurants, a Northeast seafood chain and two bars. The Henrietta's Table (Hotel), Rialto (Hotel) and Legal
   Sea Foods (Retail) restaurants all generate significant revenue for the property. The property also includes the Regattabar Jazz Club, various outdoor seating venues and a public use courtyard. The hotel portion of the property benefits from diversified revenue (47.2% allocable to rooms and
   49.2% allocable to food and beverage).

PROPERTY MANAGEMENT:

o  The Charles Hotel in Harvard Square is managed by Cambridge Hotel Associates, which is a joint venture between Carpenter & Company, Inc. and Interstate
   Hotels (acquired by MeriStar Hospitality in May 2002). The office facility is managed by Carpenter and Company, Inc. and the parking garage is managed by
   Propark, Inc., a national parking garage operator.

o  MeriStar (NYSE:"MHX"), based in Arlington, Virginia, is the third largest hotel REIT. MeriStar was founded in August, 1998 through the merger of
   CapStar Hotel Company and American General Hospitality. Even though MeriStar and Interstate Hotels & Resorts operate independently, they are affiliates as evidenced by an intercompany agreement. Additionally, Interstate Hotels &
   Resorts (NYSE:"IHR") operates all but one of MeriStar's properties.
   MeriStar's portfolio consists of 76 full-service hotels and resorts located throughout 22 states, the District of Columbia and Canada, with a total of
   21,210 rooms. The franchise affiliations of these hotels and resorts include:
   the Ritz Carlton, Hilton, Radisson, Sheraton, Marriott, Embassy Suites,
   Westin and Doubletree. As of June 30, 2004, MeriStar's market capitalization was $615 million.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  There is an existing $43,500,000 mezzanine loan.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  Not Allowed.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CHARLES SQUARE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  RENTAR PLAZA
--------------------------------------------------------------------------------

                [PICTURE OMITTED]                      [PICTURE OMITTED]

                [PICTURE OMITTED]                      [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  RENTAR PLAZA
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

RENTAR PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                     GACC
 ORIGINAL PRINCIPAL BALANCE(1):   $52,000,000
 FIRST PAYMENT DATE:              October 1, 2004
 TERM/AMORTIZATION:               60/0 months
 INTEREST ONLY PERIOD:            60 months
 MATURITY DATE:                   September 1, 2009
 EXPECTED MATURITY BALANCE:       $52,000,000
 BORROWING ENTITY:                Vertical Industrial Park
                                  Associates
 INTEREST CALCULATION:            Actual/360
 CALL PROTECTION:                 Lockout/defeasance:
                                  56 payments
                                  Open: 4 payments
 UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:         Yes
   REPLACEMENT RESERVE:           $55,290
   TI/LC RESERVE:                 $670,000
 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:         Yes
   REPLACEMENT RESERVE:           $14,364
   TI/LC RESERVE:                 $13,000
 LOCKBOX:                         Soft at Closing/Springing
                                  Hard
--------------------------------------------------------------------------------

 (1) Refers to the Senior Component only.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:           $66,000,000
 SENIOR COMPONENT CUT-OFF DATE BALANCE:     $52,000,000
 SUBORDINATE COMPONENT CUT-OFF DATE
 BALANCE(a):                                $14,000,000
 SENIOR COMPONENT SHADOW
 RATING (S&P/MOODY'S):                      BBB-/A2
 SUBORDINATE COMPONENT
 SHADOW RATING (MOODY'S):        A3         $5,029,200
                                Baa1        $3,770,500
                                Baa2        $2,827,900
                                Baa3        $2,372,400
                               TOTAL        $14,000,00

                             WHOLE LOAN      WHOLE LOAN
                            (EXCLUDING      (INCLUDING
                            SUBORDINATE     SUBORDINATE
                             COMPONENT)      COMPONENT)
                              --------      -----------
 CUT-OFF DATE LTV:             52.5%             66.7%
 MATURITY DATE LTV:            52.5%             66.7%
 UNDERWRITTEN DSCR:            3.11x             2.45x
 MORTGAGE RATE(b):            4.660%            4.660%
--------------------------------------------------------------------------------

(a)  The Subordinate Component is included in the trust but does not back any certificates other than the Class RP Certificates.

(b)  Assumed interest rate. The interest rate reflects the interest rate on the
     Rentar Plaza Whole Loan. The interest rate on the Senior Component is
     4.660% and the interest rate on the Subordinate Component is 4.660%.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:              Mixed-Use
 PROPERTY SUB-TYPE:          Retail: 40.3%
                             Industrial-Warehouse: 59.7%
 LOCATION:                   Middle Village, Queens, NY
 YEAR BUILT/RENOVATED:       1973/2002
 NET RENTABLE SQUARE FEET:   1,567,208
 CUT-OFF BALANCE PER SF:     $33*
 OCCUPANCY AS OF 10/22/04:   100%
 OWNERSHIP INTEREST:         Fee
 PROPERTY MANAGEMENT:        Rentars Development Corp.
 U/W NET CASH FLOW:          $7,637,753
 APPRAISED VALUE:            $99,000,000
--------------------------------------------------------------------------------

 *  Based on the Senior Component Balance.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  RENTAR PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                FULL YEAR          FULL YEAR          FULL YEAR
                                           UNDERWRITTEN        (12/31/03)         (12/31/02)         (12/31/01)
                                         ----------------   ----------------   ----------------   ----------------

 Effective Gross Income. .............     $ 16,527,018       $ 15,153,517       $ 14,768,887       $ 14,648,239
 Total Expenses ......................     $  8,569,086       $  8,151,295       $  7,635,080       $  7,576,132
 Net Operating Income (NOI). .........     $  7,957,932       $  7,002,222       $  7,133,807       $  7,072,107
 Cash Flow (CF) ......................     $  7,637,753       $  7,002,222       $  7,133,807       $  7,072,107
 DSCR on NOI(1) ......................            3.24x              2.85x              2.90x              2.88x
 DSCR on CF(1). ......................            3.11x              2.85x              2.90x              2.88x

(1)   Based on the Rentar Plaza Senior Component Balance.

--------------------------------------------------------------------------------
                               TENANT INFORMATION
--------------------------------------------------------------------------------

                                                       UNIT              RATINGS       TOTAL
TOP TENANTS                                            TYPE            S&P/MOODY'S   TENANT SF
-----------                                   ---------------------- -------------- -----------

 City of NY-General Services Association.....  Industrial-Warehouse   Not Rated/A2     486,115
 Middle Village Associates(1) ...............         Retail            Not Rated      265,000
 Levitz Furniture Corporation ...............         Retail            Not Rated      174,000
 K-mart Corporation .........................         Retail            Not Rated      146,821
 City of NY-Dept of Transportation(2) .......  Industrial-Warehouse   Not Rated/A2     120,000
 Metropolitan Museum of Art .................  Industrial-Warehouse     Not Rated      108,650
 Abco Refrigeration Supply Corp .............  Industrial-Warehouse     Not Rated       86,500
 Pfizer,Inc. ................................  Industrial-Warehouse      AAA/Aaa        66,000
 Toys "R" Us ................................         Retail             BB/Ba2         45,644
 City of NY-Dept of Corrections .............  Industrial-Warehouse     Not Rated       38,478
 Decrotex, Inc. .............................  Industrial-Warehouse     Not Rated       30,000
                                                                                       -------
 TOTAL ......................................                                        1,567,208

                                                 % OF                   ANNUAL     % ANNUAL      LEASE
TOP TENANTS                                    TOTAL SF   RENT PSF       RENT        RENT      EXPIRATION
-----------                                   ---------- ---------- ------------- ---------- -------------

 City of NY-General Services Association.....     31.0%      4.50    $ 2,187,518      21.9%     2/9/2006
 Middle Village Associates(1) ...............     16.9       7.40      1,961,000      19.6     9/30/2014
 Levitz Furniture Corporation ...............     11.1       6.28      1,092,277      10.9     3/31/2014
 K-mart Corporation .........................      9.4       8.25      1,211,335      12.1     1/31/2014
 City of NY-Dept of Transportation(2) .......      7.7       4.50        540,000       5.4     9/30/2006
 Metropolitan Museum of Art .................      6.9       7.00        760,550       7.6     7/31/2013
 Abco Refrigeration Supply Corp .............      5.5       4.75        410,875       4.1    12/31/2007
 Pfizer,Inc. ................................      4.2       9.04        596,900       6.0     8/31/2013
 Toys "R" Us ................................      2.9      15.25        696,079       7.0     1/31/2008
 City of NY-Dept of Corrections .............      2.5      10.25        394,400       3.9    11/10/2010
 Decrotex, Inc. .............................      1.9       5.25        157,500       1.6     7/31/2006
                                                 -----               -----------     -----
 TOTAL ......................................    100.0%              $10,008,434     100.0%

(1)   Middle Village Associates has master leased the Metro Mall portion of the property and subleased this space to a variety of tenants. See chart entitled "Top Middle Village Associates Subtenants" below.

(2)   The Department of Transportation has the right to terminate its lease upon 180 days notice and payment of the unamortized portions of the cost of certain tenant improvement work.

--------------------------------------------------------------------------------
                              LEASE ROLLOVER SHEET
--------------------------------------------------------------------------------

                        # OF LEASES      EXPIRING        % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING          SF         TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------     -------------   ------------   ----------   ------------   ---------------   -------------

 2006 ..............          3           636,115         40.6%       636,115           40.6%        $2,885,018
 2007 ..............          1            86,500          5.5%       722,615           46.1%        $  410,875
 2008 ..............          1            45,644          2.9%       768,259           49.0%        $  696,079
 2010 ..............          1            38,478          2.5%       806,737           51.5%        $  394,400
 2013 ..............          2           174,650         11.1%       981,387           62.6%        $1,357,450
 2014 ..............          3           585,821         37.4%     1,567,208          100.0%        $4,264,612
                              -           -------        -----
 TOTAL .............         11         1,567,208        100.0%

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  RENTAR PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The property is 100% leased. The property currently consists of 631,465 square feet of retail space and 935,743 square feet of industrial/warehouse space. The retail portion of the property includes the following tenants:

o  Middle Village Associates (converted the warehouse space into the Metro Mall and subleased the retail space to approximately 23 tenants including a
   135,254 square foot BJ's Warehouse), Levitz Furniture Corporation (60,900 square feet retail/113,100 square feet warehouse), Toys "R" US and Kmart
   Corporation.

The warehouse/office portion of the property includes the following tenants:

o  The City of New York (General Services Association and Department of
   Transportation warehouse space and a Department of Corrections training facility), Metropolitan Museum of Art warehouse space, ABCO Refrigeration
   Supply Corporation, and Pfizer, Inc. (rated "AAA" by S&P and "Aaa" by
   Moody's).

According to the appraiser's (CB Richard Ellis) comparable retail properties, anchor leases reflect a rental range of $18.75 to $38.91 per square foot, with an average rental rate of $27.96 per square foot. The appraiser concluded that retail market rents are $27.00 per square foot. Retail rental rates at the property range from $6.28 to $15.25 per square foot (K-mart, Levitz, Middle
Village Associates, and Toys "R" Us). Based on the appraiser's market rent conclusion, it appears that the majority of existing retail tenants are paying significantly below market rents. In addition, the comparable retail properties all reflect occupancies of 100%.

According to the appraiser, the average industrial/warehouse rental rate was
$11.93 per square foot for the first quarter 2004. Industrial/Warehouse space at the property ranges from $4.50 to $10.25 per square foot. Based on the appraiser's market rent conclusion, it appears that most of the existing industrial/warehouse tenants at the property are paying significantly below market rents. In addition, the occupancy rates of the competitive industrial/warehouse properties range from 93% to 100%, with most at 100%
occupancy. The average occupancy is 99.7%.

Pfizer, Inc. (rated "AAA" by S&P and "Aaa" by Moody's) recently signed a lease consisting of 66,000 square feet at a cost of $9.04 per
square foot, which rent, based on the appraiser's market rent conclusions, is below market rates.

-------------------------------------------------------------------------------
                    TOP MIDDLE VILLAGE ASSOCIATES SUBTENANTS
--------------------------------------------------------------------------------

                                                              RATING
SUBTENANT                                                  S&P/MOODY'S   TOTAL TENANT SF   ANNUAL RENT    RENT/SF       DATE
--------------------------------------------------------- ------------- ----------------- ------------- ----------- -----------

    BJ's Wholesale Club, Inc. ...........................   Not Rated       135,254         $2,299,318     $17.00      9/30/2024
    Alpha Management Group Co., Inc./Ooba Dooba .........   Not Rated        27,378         $  532,000     $19.43      9/29/2004
    Rentar Retail Realty Corp./Conway Stores ............   Not Rated        24,302         $  534,644     $22.00      9/28/2014
    Fashion Bug #84 .....................................   Not Rated        11,700         $  351,000     $30.00      1/31/2008
    The Musicland Group/Sam Goody/ #MO4665 ..............   Not Rated        4,700          $  189,410     $40.30      1/31/2007
    IBM Corp. ...........................................     A+/A1          3,462          $   85,236     $24.62      9/28/2004
    Tandy Corp./Radio Shack #01-2775 ....................    A-/Baa1         2,695          $   58,410     $21.67     11/20/2005
    TOTAL (Top 7 Subtenants) ............................                   209,491         $4,050,018     $19.33
    TOTAL (All 23 Subtenants) ...........................                   230,609         $4,928,519     $21.37

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  RENTAR PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o  The Rentar Plaza Mortgage loan is secured by a first mortgage on a 1,567,208 square foot mixed-use retail and industrial/warehouse building located in
   Middle Village, New York, a section of the Queens borough of New York City.

o  The Rentar Plaza Mortgage loan is divided into a Senior Component and a
   Subordinate Component as described further herein.

o  As will be set forth in more detail in the preliminary prospectus supplement, the holder of the Class RP Certificates that is entitled to payments solely from the Rentar Plaza Mortgage loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the Rentar Plaza Mortgage loan. Such rights may include the review and/or approval of certain actions taken by the Master
   Servicer or the Special Servicer in connection with the Rentar Plaza Mortgage loan. In addition, such holder may (but is not obligated to) purchase the
   Rentar Plaza Mortgage loan, if the loan is then considered a "Defaulted
   Mortgage Loan" as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the Special
   Servicer and the option holder are the same person or affiliated) or (b) if the Special Servicer has not determined its fair value, the unpaid principal balance, plus accrued and unpaid interest on such balance, all unrelated unreimbursed advances (with interest, if any), and all accrued special servicing fees and additional trust fund expenses.

THE BORROWER:

o  The borrower, Vertical Industrial Park Associates, is a single-purpose, bankruptcy-remote entity. The sponsors are Dennis, Arthur and Marvin Ratner.
   In addition to the property, the sponsors' portfolio includes nine other properties, including the property, consists of approximately 2.8 million square feet of commercial space. Based on square footage, the property is the largest asset in their portfolio, representing approximately 55.3% of their portfolio. The nine other properties are all located in the borough of
   Brooklyn in New York City.

o  The Ratner family has been involved in real estate for over 30 years. They have been involved in various real estate projects, many of which have involved development, lease-up, management and ownership of a variety of property types. Based on year end December 31, 2003 financials, the Ratners have a combined net worth of several million dollars. Dennis, Arthur and
   Marvin Ratner are repeat sponsors of a Deutsche Bank borrower.

THE PROPERTY:

o  The collateral for the Rentar Plaza Mortgage loan consists of a fee simple interest in a 1,567,208 square foot mixed-use retail and industrial/warehouse building. The property consists of 59.7% industrial/warehouse and 40.3%
   retail.

o  The property was originally developed in 1973 as a 3-story mixed-use project containing industrial and retail space. In 1987 approximately 265,000 square feet of warehouse space on the lower level, previously occupied by Macy's (as warehouse space), was converted to a separate retail center known as the
   Metro Mall.

o  There have been various improvements to the property over the life of the building. Since 2001, the borrower has expended approximately $2.8 million on improvements at the property consisting primarily of the replacement of chillers and repairs to the roof. Additionally, the space leased to the various departments of the City of New York were all refurbished following the lease renewals in the mid 1990's and early 2000.

o  The property is located on Metropolitan Avenue, a major arterial road in
   Middle Village, Queens, New York. The property is accessible to a densely populated urban location: 82,387 people live within one mile of the property and 1,033,719 people live within three miles of the property. Three NYC bus lines and the NYC subway have stops located adjacent to Rentar Plaza. The property is located along Metropolitan Avenue east of Fresh Pond Road and west of 69th Street. The property is a shopping center coupled with an enclosed shopping mall known as the Metro Mall. Anchor tenants include
   K-Mart, Toys "R" Us and Levitz, while the Metro Mall is anchored by BJ's
   Wholesale Club. The property draws its patronage from Middle Village,
   Ridgewood and Woodhaven. The Long Island Expressway (I-495) and the Jackie
   Robinson Parkway are located approximately one and two miles, respectively to the North and South of the project. The property has 1,850 parking spaces, and 1,080 parking spaces on the roof.

o  Within the property's trade area there are few direct competitors due to the mixed use nature of the property, however, outside of the three-mile radius, there has recently been an influx of big box retailers. Major big box retailers situated within the borough of Queens include Home Depot, Staples,
   Edwards, Old Navy, Kids "R" Us, Sears, Bed Bath & Beyond, and Marshall's.
   These stores may serve as secondary competition to the property, since they are situated outside the subject's trade area. The retail vacancy rate for this market is less than 5% (property currently has no vacancy).

PROPERTY MANAGEMENT:
o  The property is managed by Rentars Development Corp., an affiliate of the
   Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:
o  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:
o  Not Allowed.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  RENTAR PLAZA
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                        SIMON -- CHELTENHAM SQUARE MALL
--------------------------------------------------------------------------------

  [PICTURE OMITTED]                                     [PICTURE OMITTED]

  [PICTURE OMITTED]                                     [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                        SIMON -- CHELTENHAM SQUARE MALL
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

SIMON -- CHELTENHAM SQUARE MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                  BofA
 ORIGINAL PRINCIPAL BALANCE:   $54,941,036
 FIRST PAYMENT DATE:           August 1, 2004
 TERM/AMORTIZATION:            120/360 months
 INTEREST ONLY PERIOD:         60 months
 MATURITY DATE:                July 1, 2014
 EXPECTED MATURITY BALANCE:    $51,393,858
 BORROWING ENTITY:             Cheltenham Square, L.P.
 INTEREST CALCULATION:         Actual/360
 CALL PROTECTION:              Lockout/Defeasance:
                               113 payments
                               Open: 7 payments
 LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:         $54,941,036
 CUT-OFF DATE LTV:             76.8%
 MATURITY DATE LTV:            71.9%
 UNDERWRITTEN DSCR:            1.22x
 MORTGAGE RATE:                5.890%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Retail
 PROPERTY SUB-TYPE:            Anchored
 LOCATION:                     Philadelphia, PA
 YEAR BUILT/RENOVATED:         1954/1981
 NET RENTABLE SQUARE FEET:     423,440
 CUT-OFF BALANCE PER SF:       $130
 OCCUPANCY AS OF 10/14/2004:   92.1%
 OWNERSHIP INTEREST:           Fee/Leasehold
 PROPERTY MANAGEMENT:          Simon Management
                               Associates, LLC
 U/W NET CASH FLOW:            $4,746,367
 APPRAISED VALUE:              $71,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                        SIMON -- CHELTENHAM SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                            ANNUALIZED
                                                           MOST RECENT       FULL YEAR
                                          UNDERWRITTEN      (6/30/04)       (12/31/03)
                                        ---------------- --------------- ----------------

 Effective Gross Income.. .............   $10,481,229      $9,951,558      $10,339,521
 Total Expenses. ......................   $ 5,437,376      $5,379,850      $ 5,296,589
 Net Operating Income (NOI).. .........   $ 5,043,853      $4,571,708      $ 5,042,932
 Cash Flow (CF). ......................   $ 4,746,367      $4,571,708      $ 5,042,932
 DSCR on NOI. .........................          1.29x           1.17x            1.29x
 DSCR on CF.. .........................          1.22x           1.17x            1.29x

--------------------------------------------------------------------------------
                               TENANT INFORMATION
--------------------------------------------------------------------------------

                               RATINGS       TOTAL       % OF                POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                  S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT      EXPIRATION
--------------------------- ------------- ----------- ---------- ---------- ----------- ------------- -----------

 Burlington Coat Factory ..   Not Rated      80,100       18.9%   $  3.75      300,375        4.8%     2/28/2007
 Shop Rite ................   Not Rated      72,200       17.1    $  8.48      612,360        9.9      3/31/2015
 United Artist Theatre ....   Not Rated      38,849        9.2    $ 12.41      481,943        7.8      8/31/2009
 Seaman's Furniture .......   Not Rated      30,223        7.1    $  8.01      242,000        3.9      9/30/2009
                                             ------       ----                 -------       ----
 TOTAL ....................                 221,372       52.3%              1,636,678       26.3%

--------------------------------------------------------------------------------
                            LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------

                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2004 ..............          1           1,484          0.4%         1,484            0.4%        $   40,000
 2005 ..............         14          29,823          7.0         31,307            7.4%        $  501,569
 2006 ..............         11          29,617          7.0         60,924           14.4%        $  513,455
 2007 ..............          6          89,123         21.0        150,047           35.4%        $  572,806
 2008 ..............         12          29,238          6.9        179,285           42.3%        $  645,299
 2009 ..............         16         109,698         25.9        288,983           68.2%        $1,542,798
 2010 ..............          4          11,977          2.8        300,960           71.1%        $  189,362
 2011 ..............          2           3,365          0.8        304,325           71.9%        $   75,000
 2012 ..............          1           3,392          0.8        307,717           72.7%        $   54,400
 2013 ..............          3          16,245          3.8        323,962           76.5%        $  415,168
 2014 ..............          3          14,673          3.5        338,635           80.0%        $  251,612
 2015 ..............          1          72,200         17.1        410,835           97.0%        $  612,360
 Vacant ............                     12,605          3.0        423,440          100.0%
                             --         -------        -----
 TOTAL .............         74         423,440        100.0%

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                        SIMON -- CHELTENHAM SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Simon -- Cheltenham Square Mall Mortgaged Property is 92.1% leased (on total owned gross leasable area) by a mix of national, regional, and local tenants, including four anchor tenants and approximately 73 in-line and freestanding tenants. The Simon -- Cheltenham Square Mall Mortgaged Property
has two anchors and is shadow-anchored by Home Depot and Value City who own their respective stores. The stores aggregate 215,966 square feet and are subject to a ground lease with the related borrower. The Home Depot is not connected to the mall. The four largest tenants, representing 52.3% of total owned gross leasable area, are:

  o  Burlington Coat Factory Warehouse Corporation (NYSE: "BCF") (Not Rated), a
     national department store retail chain, occupies 80,100 square feet (18.9%)
     on an original five-year lease extended for a five-year period expiring in
     February 2007 with no remaining renewal options. Founded in 1972 and headquartered in Burlington, New Jersey, Burlington Coat Factory offers current, designer merchandise at discounted prices compared to other department store prices. Its stores feature outerwear, apparel, shoes, accessories for the entire family, baby clothes, furniture, toys, home decor items, and gifts. As of September 21, 2004, Burlington Coat Factory operated 350 stores in 42 states nationwide. For the fiscal year ended May
     29, 2004, Burlington Coat Factory reported revenues of $2.9 billion and net income of $67.6 million. As of May 29, 2004, the company reported total assets of $1.6 billion and stockholders' equity of $855.9 million.

  o  ShopRite (Not Rated), a regional grocery store chain, occupies 72,200 square feet (17.1%) on a 20-year lease expiring in March 2015 with four, five-year renewal options. Established in 1951 and headquartered in
     Elizabeth, New Jersey, ShopRite is the largest retailer-owned cooperative in the United States and the largest employer in New Jersey. The cooperative is comprised of 43 members who individually own and operate supermarkets under the ShopRite banner. Today, the 190 ShopRite stores in
     New Jersey, New York, Connecticut, Pennsylvania and Delaware as well as
     Wakefern Food Corporation, the merchandising and distribution arm of the company, employ more than 50,000 people.

  o  United Artist Theatre Circuit, Inc. ("UATC") (Not Rated), a movie theater operator, occupies 38,849 square feet (9.2%) on a 21-year lease expiring in
     August 2009 with no renewal options. United Artist Theatre is part of
     Knoxville, Tennessee-based Regal Entertainment Group (NYSE: "RGC") ("RGC"), the largest motion picture exhibitor in the world. RGC's theatre circuit, comprising Regal Cinemas, United Artist Theatre and Edwards Theatres,
     operates 6,119 screens in 562 locations in 39 states. This geographically diverse circuit represents over 20% of domestic box office receipts and includes theatres in 46 of the top 50 U.S. Designated Market Areas as well as locations in many growing suburban markets. For the fiscal year ended
     January 1, 2004, Regal Entertainment Group reported revenues of $2.5 billion and net income of $185.4 million. As of July 1, 2004, Regal
     Entertainment Group reported total assets of $2.5 billion and stockholders'
     equity of $79.5 million. As of July 1, 2004, UATC operated 904 screens in
     114 theatres in 21 states. As of July 1, 2004, United Artist Theatre
     Circuit, Inc. reported total assets of $173.8 million and stockholders'
     equity of $109.9 million.

  o  Seaman's Furniture (Not Rated), a regional furniture retail chain, occupies
     30,223 square feet (7.1%) on a five-year lease expiring in September 2009 with two, three-year renewal options. Founded in 1933 and headquartered on
     Long Island, New York, Seaman Furniture Company Inc. operates 43 mainline showrooms, 10 Seaman's Kids stores and 6 clearance centers in the states of
     New York, New Jersey, Connecticut, and Pennsylvania. Seaman's employs more than 2,100 associates. As it is privately held, Seaman's does not report financial information on a company-wide basis.

THE SIGNIFICANT GROUND LESSEES ARE:

  o  Value City Department Store (Not Rated) occupies approximately 85,000 square feet on a ground lease dated September 30, 1980 extending for thirty years, with six, ten-year renewal option. The company is headquartered in
     Columbus, Ohio, originated in 1917 and has 9,000 employees operating 110 stores in 15 states. Retail Ventures, Inc. (NYSE: "RVI")(Not Rated)
     formerly Value City Department Stores, has three operating segments, Value
     City Department Stores (Value City), DSW Shoe Warehouse Inc. (DSW) and
     Filene's Basement Inc. Retail Ventures, Inc. reported net sales for the fourth quarter 2003 of $720.4 million.

  o  Home Depot U.S.A., Inc. (NYSE: "HD"; rated "AA" by S&P and "Aa3" by
     Moody's) a home supply retailer, owns its store, which is approximately
     131,418 square feet, 20,796 square feet of which is used as an outdoor garden center. The ground lease, dated May 1994, carries a 15-year term with nine, five-year options to renew. Home Depot is headquartered in
     Atlanta, Georgia and operates more than 1,707 stores across the United
     States, Canada and Mexico. The company with 299,000 employees, is the world's largest home improvement retailer, the second largest retailer in the United States and the third largest retailer on a global basis. As of the first quarter 2004, Home Depot reported net earnings of $1.1 billion.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                        SIMON -- CHELTENHAM SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o  The Simon -- Cheltenham Square Mall Mortgage Loan is secured by a first mortgage on a 423,440 square foot portion of Cheltenham Square Mall, a
   639,406 square foot regional mall located in Philadelphia, Pennsylvania.

THE BORROWER:

o  The borrower, Cheltenham Square, L.P. (the "Simon -- Cheltenham Square Mall
   Borrower"), is a single-purpose, bankruptcy-remote entity with at least two independent managers for which Simon -- Cheltenham Square Mall Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The
   Simon -- Cheltenham Square Mall Borrower is 99.5% owned by its sole limited partner, Simon Capital Limited Partnership, a Delaware limited partnership and CS Company, LLC owns 0.5% and is the sole general partner. There is no borrower principal.

o  The Simon -- Cheltenham Square Mall Borrower is sponsored by Simon Property
   Group, Inc. (NYSE: "SPG") (Rated "BBB+" by S&P and "Baa" by Moody's),
   ("SPG"), an Indianapolis-based real estate investment trust (a "REIT")
   primarily engaged in the ownership, operation, leasing, management, acquisition, expansion and development of primarily regional malls and community shopping centers. SPG is the largest publicly traded retail real estate company in North America with a total market capitalization of approximately $34 billion as of October 14, 2004. As of September 30, 2004,
   SPG owned or held an interest in 301 properties in North America containing an aggregate of 204 million square feet of gross leasable area, which consisted of 173 regional malls, 67 community shopping centers, and four office and mixed-use properties in 37 states plus Canada and Puerto Rico. SPG also owns interests in three parcels of land held for future development and has ownership interests in 48 shopping centers in Europe. For the year ended
   December 31, 2003, SPG had total revenues of $2.3 billion and net income of
   $368.7 million. As of June 30, 2004, SPG reported liquidity of $519.1 million, total assets of $16.3 billion, and shareholders' equity of $3.2 billion.

THE PROPERTY:

o  The collateral for the Simon -- Cheltenham Square Mall Mortgage Loan consists of the fee simple interest in a 423,440 square foot portion of a regional mall totaling 639,406 gross leasable square feet. The Simon -- Cheltenham
   Square Mall Mortgaged Property was completed in 1954, renovated in the 1980's and 1990's, and is situated on 64.9 acres at Washington Lane and Cheltenham
   Avenue in Philadelphia, Pennsylvania.

o  The Simon -- Cheltenham Square Mall Borrower, at its sole cost and expense, is required to keep the Simon -- Cheltenham Square Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Simon -- Cheltenham Square
   Mall Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for acts of terrorism.

PROPERTY MANAGEMENT:

o  Simon Management Associates, LLC ("SMA"), an affiliate of the Simon -
   Cheltenham Square Mall Borrower, manages the Simon -- Cheltenham Square Mall
   Mortgaged Property. Headquartered in Indianapolis, Indiana and in business for approximately 44 years, SMA is a wholly owned subsidiary of Simon
   Property Group, L.P., a majority-owned partnership subsidiary of SPG that owns all but one of SPG's real estate properties. SMA provides day-to-day property management functions including leasing, management and development services to most of the SPG properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTENESS:

o  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  Not allowed.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                        SIMON -- CHELTENHAM SQUARE MALL
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

       CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (CROSSED POOL)
--------------------------------------------------------------------------------

  [PICTURE OMITTED]                                   [PICTURE OMITTED]
Congressional Village                      Jefferson at Congressional collateral
                                            is the Land upon which the apartment
                                                      complex is situated.

                                [PICTURE OMITTED]
               Photo taken in April 2002 prior to the completion
                              of apartment complex

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                        GACC
 ORIGINAL PRINCIPAL BALANCE:         Total:  $51,000,000
                                     CV(1):  $32,500,000
                                     JC(1):  $18,500,000
 FIRST PAYMENT DATE:                 December 1, 2004
 TERM/AMORTIZATION:                  120/360 months
 INTEREST ONLY PERIOD:               12 months
 MATURITY DATE:                      November 1, 2014
 EXPECTED MATURITY BALANCE:          Total: $44,639,380
                                     CV:  $28,446,664
                                     JC:  $16,192,716
 BORROWING ENTITY:                   CV Borrower,
                                     LLC/Congressional
                                     Village Associates,
                                     LLC
 INTEREST CALCULATION:               Actual/360
 CALL PROTECTION:                    Lockout/
                                     defeasance: 116
                                     payments
                                     Open: 4 payments
 UP-FRONT RESERVES(2):
   TAXES/INSURANCE RESERVE:          Yes
   PERFORMANCE RESERVE(3):           $11,700,000
   DEBT SERVICE RESERVE:             $486,000
   REI/STOREHOUSE RENT RESERVE(4):   $350,000
   TENANT ALLOWANCE RESERVE:         $185,000
   PARKING RESERVE(5):               $38,000
 ONGOING MONTHLY RESERVES(2):
   REPLACEMENT RESERVE:              $1,677
   TI/LC RESERVE:                    $5,448
 LOCKBOX:                            Hard
--------------------------------------------------------------------------------

(1)   Congressional Village ("CV") and Jefferson at Congressional (Land) ("JC")
      are structured as two separate cross-collateralized loans to the same borrower.

(2)   Except where otherwise noted, reserves shown are for Congressional
      Village.

(3)   In connection with an expansion of the Congressional Village property by
      52,000 square feet (25,944 square feet to be occupied by REI, 11,000 square feet to be occupied by Storehouse and the remaining portion to be leased to certain smaller tenants), the borrower established this escrow.
      During the first two years of the term of the Congressional Village
      Mortgage loan, provided no event of the default has occurred and the DSCR is at least 1.25x, (i) $5,000,000 of this reserve may be released to the borrower on a quarterly basis provided the property is at least 85%
      occupied and (ii) the remaining balance of this reserve may be released on a quarterly basis to the borrower provided the property is at least
      90% occupied and all construction at the property has been completed. Any amounts not released to the borrower during this two year period will remain in a lender controlled account as additional collateral for the
      Congressional Village Mortgage loan.

(4)   In connection with free rent periods, the borrower established this escrow. Funds in this escrow may be released to the borrower, a portion on the date REI commences rent payments (anticipated to be December 17,
      2004) and the remaining portion on the date Storehouse commences rent payments (anticipated to be January 22, 2005).

(5)   Reserve for Jefferson at Congressional (Land) Mortgage loan.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:             Total: $51,000,000
                                   CV:  $32,500,000
                                   JC:  $18,500,000
 CUT-OFF DATE LTV:                 CV(b): 73.9%
                                   JC: 81.5%
 AVERAGE CUT-OFF DATE LTV:         76.5%
 MATURITY DATE LTV:                CV(b): 64.7%
                                   JC: 71.3%
 AVERAGE MATURITY DATE LTV:        66.9%
 UNDERWRITTEN DSCR(a):             CV(b): 1.25x
                                   JC: 1.13x
 AVERAGE UNDERWRITTEN DSCR(a):     1.19x
 MORTGAGE RATE:                    6.280%
--------------------------------------------------------------------------------

(a)  DSCR figures based on net cash flow unless otherwise noted.

(b)  DSCR calculations for Congressional Village are depicted, except where otherwise noted, net of the $11,700,000 Performance Reserve.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                CV: Retail
                               JC: Land
 PROPERTY SUB-TYPE:            CV: Shadow Anchored
                               JC: Land,
                               Development
 LOCATION:                     Rockville, MD
 YEAR BUILT/RENOVATED:         CV: 2004*/NAP
                               JC: NAP
 NET RENTABLE SQUARE FEET:     CV: 100,439
                               Avg.: $122
                               JC: 317,180
 CUT-OFF BALANCE PER SF:       CV: $324
                               JC: $58
 OCCUPANCY AS OF 10/25/04:     CV: 78.7% (leased)
 OCCUPANCY AS OF 9/27/04       JC: 100.0%
 OWNERSHIP INTEREST:           Fee
 PROPERTY MANAGEMENT:          Ronald Cohen
                               Management
 U/W NET CASH FLOW:            CV: $1,923,628
                               JC: $1,545,332
 APPRAISED VALUE:              Total: $66,700,000
                               CV: $44,000,000**
                               JC: $22,700,000
--------------------------------------------------------------------------------

 *  Substantially built in 2004.

 **  As stabilized appraised value.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 FINANCIAL INFORMATION -- CONGRESSIONAL VILLAGE
--------------------------------------------------------------------------------

                                          UNDERWRITTEN
                                        ---------------

 Effective Gross Income .............     $ 2,953,452
 Total Expenses .....................     $   924,078
 Net Operating Income (NOI) .........     $ 2,029,374
 Cash Flow (CF) .....................     $ 1,923,628
 DSCR on NOI(1) .....................           1.32x
 DSCR on CF(1) ......................           1.25x

(1)   DSCR is calculated net of $11,700,000 Performance Reserve.

--------------------------------------------------------------------------------
           FINANCIAL INFORMATION -- JEFFERSON AT CONGRESSIONAL (LAND)
--------------------------------------------------------------------------------

                                                       TRAILING-12      FULL YEAR
                                       UNDERWRITTEN     (4/30/04)       (12/31/03)
                                      -------------- --------------- ---------------

 Effective Gross Income .............  $ 1,545,332     $ 1,363,100     $ 1,283,733
 Total Expenses .....................          NAP             NAP             NAP
 Net Operating Income (NOI) .........  $ 1,545,332     $ 1,363,100     $ 1,283,733
 Cash Flow (CF) .....................  $ 1,545,332     $ 1,363,100     $ 1,283,733
 DSCR on NOI ........................        1.13x            .99x            .94x
 DSCR on CF .........................        1.13x            .99x            .94x

--------------------------------------------------------------------------------
         FINANCIAL INFORMATION -- CONGRESSIONAL VILLAGE & JEFFERSON AT
                       CONGRESSIONAL (LAND) (COMBINED)(1)
--------------------------------------------------------------------------------

                                          UNDERWRITTEN
                                        ---------------

 Effective Gross Income .............     $ 4,498,784
 Total Expenses .....................     $   924,078
 Net Operating Income (NOI) .........     $ 3,574,706
 Cash Flow (CF) .....................     $ 3,468,960
 DSCR on NOI(1) .....................           1.23x
 DSCR on CF(1) ......................           1.19x

(1)   DSCR for Congressional Village is calculated net of the $11,700,000
      Performance Reserve

--------------------------------------------------------------------------------
                  TENANT INFORMATION -- CONGRESSIONAL VILLAGE
--------------------------------------------------------------------------------

                                 RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                    S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT       EXPIRATION
---------------------------- -------------- ----------- ---------- ---------- ------------- ------------- -------------

 REI .......................    Not Rated      25,944       25.8%  30.00       $  778,320        21.0%     11/30/2019
 Storehouse ................    Not Rated      11,000       11.0%  43.00       $  473,004        12.8%     11/30/2009
 Verizon Wireless ..........  A+/Not Rated      6,668        6.6%  42.55       $  283,728         7.7%      2/29/2008
 Post Office ...............    Not Rated       5,878        5.9%  19.00       $  111,672         3.0%      4/30/2007
 Beautiful Day Spa .........    Not Rated       4,562        4.5%  37.00       $  168,072         4.5%     10/31/2009
 Greek Taverna .............    Not Rated       4,127        4.1%  40.00       $  165,084         4.5%      4/11/2014
 Rockaway Bedding ..........    Not Rated       4,000        4.0%  46.00       $  183,960         5.0%     12/31/2014
                                               ------       ----               ----------        ----
 TOTAL .....................                   62,179       61.9%              $2,163,840        58.4%

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            TENANT INFORMATION -- JEFFERSON AT CONGRESSIONAL (LAND)
--------------------------------------------------------------------------------

                               RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TENANT                       S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
--------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Jefferson at Congressional
  Village LLC(1) .......... Not Rated     317,180        100.0%    $ 4.30    $1,363,100        100.0%   11/30/2009

(1)  There are seven 10-year automatic renewal options and one 3-year automatic renewal option, thereby having an effective lease term through 2082.

--------------------------------------------------------------------------------
                 LEASE ROLLOVER SHEET -- CONGRESSIONAL VILLAGE
--------------------------------------------------------------------------------

                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   ----------

 2005 ..............          1           3,000          3.0%         3,000            3.0%        $114,000
 2007 ..............          2           8,847          8.8%        11,847           11.8%        $165,120
 2008 ..............          3          13,046         13.0%        24,893           24.8%        $561,648
 2009 ..............          3          18,612         18.5%        43,505           43.3%        $793,572
 2013 ..............          1           1,500          1.5%        45,005           44.8%        $ 48,360
 2014 ..............          2           8,127          8.1%        53,132           52.9%        $349,044
 2019 ..............          1          25,944         25.8%        79,076           78.7%        $778,320
 Vacant ............                     21,363         21.3%       100,439          100.0%        $892,243
                              -          ------        -----
 TOTAL .............         13         100,439        100.0%

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SUMMARY OF SIGNIFICANT TENANTS -- CONGRESSIONAL VILLAGE
--------------------------------------------------------------------------------
The property is 78.7% leased by a total of 13 retail tenants at an average lease rate of $35.54 per square foot triple net lease. The two largest tenants, representing 36.8% of total net rentable area, are:

o  Recreational Equipment, Inc. ("REI") (Not Rated), founded in 1938, is a supplier of specialty outdoor gear and clothing that occupies 25,944 square feet (25.8%) under a 15-year lease that expires in November 2019, and provides for three 5-year renewal options. REI operates 66 retail stores in the U.S. and conducts direct sales via the internet (REI.com and
   REI-OUTLET.com), telephone and mail. REI is structured as a consumer cooperative and is the nation's largest consumer cooperative with more than 2 million members. While non-members are welcome to shop at REI, only members enjoy special benefits, including an annual member refund on eligible purchases. REI's disbursed refunds to its active members in 2003 totaling $41 million, and provided nearly $2 million in donations in support of the outdoors and outdoor recreation. As of December 31, 2003, REI had total assets of $501.2 million and member's equity of $248.7 million including cash and investments of $122.8 million. For the 12 months ended December 31, 2003,
   REI had sales of $805.3 million.

o  Storehouse (Not Rated), a furniture retailer, leases 11,000 square feet
   (11.0%) under a five-year lease which expires in November 2009 and provides for three 5-year renewal options. Storehouse is a division of The Rowe
   Companies (AMEX: "ROW"). Through its subsidiary Rowe Furniture, The Rowe
   Companies make upholstered and leather sofas, love seats and chairs in traditional, contemporary and country styles. Rowe Furniture supplies furniture to more than 1,200 retailers and runs a 60-store retail furniture chain which does business under the Storehouse name. Most of the Storehouse retailers are located in the mid-Atlantic and southern states, and sell Rowe products, as well as case goods, lamps, framed art, antiques and more. As of
   November 30, 2003, The Rowe Companies had total assets of $130.0 million
   (including liquidity of $3.71 million), and stockholders' equity of $51.9 million. For the year then ending November 30, 2003. The Rowe Companies had sales of $279.4 million.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      SUMMARY OF SIGNIFICANT TENANTS -- JEFFERSON AT CONGRESSIONAL (LAND)
--------------------------------------------------------------------------------
The borrower leases 100% of the property to Jefferson at Congressional LLC, an entity controlled by JPI, at an annual lease rate of $1,363,100 ($4.30 per square foot). Jefferson at Congressional LLC, an entity controlled by JPI, represents 100% of total net rentable area.

o  JPI is a fully-integrated real estate firm that specializes in the acquisition, development, construction and management of residential communities. JPI ground leases the subject property under a 7 year lease expiring November 30, 2009. The lease has ten 7-year extension options plus one final 3-year option. The lease expiration date inclusive of all renewal options is November 30, 2082. The options are automatic unless the lessee, which is constructing a 403 unit Class A apartment complex on the property, chooses to terminate the lease. Current ground lease rent is $1,363,100 annually (payable monthly). Effective June 1, 2006, the ground rent will begin increasing by 3% per annum.

o  JPI is headquartered in Irving, Texas. JPI's focus is building and acquiring apartment communities and student housing communities. Most of JPI's activity is conducted through an investment venture with General Electric Capital
   Services which has committed over $650 million in equity to JPI. JPI operates in markets throughout the United States, including California, the Midwest and the Pacific Northwest. JPI is a developer of residential real estate and one of the largest privately-owned multi-family real estate companies in the country.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE CONGRESSIONAL VILLAGE LOAN:

o  The Congressional Village Mortgage Loan is secured by a first mortgage on a
   100,439 square foot retail center located in Rockville, Maryland. The
   Congressional Village Mortgage loan is cross-collateralized and cross-defaulted with the $18.5 million loan on the fee interest in the land underneath Jefferson at Congressional Village Apartments, which is located adjacent to the Congressional Village property.

THE JEFFERSON AT CONGRESSIONAL (LAND) LOAN:

o  The Jefferson at Congressional (Land) Mortgage Loan is secured by a first mortgage on a 317,180 square foot (7.28 acres) parcel of land located in
   Rockville, Maryland. The loan is cross-collateralized and cross-defaulted with the $32,500,000 loan on the fee interest in the Congressional Village
   Shopping Center, which is located adjacent to the Jefferson at Congressional property.

THE BORROWERS:

o  The borrowers, CV Borrower, LLC and Congressional Village Associates, LLC,
   are each single-purpose, bankruptcy-remote entities. Congressional Village
   Associates, LLC previously owned a hotel property (not part of the loan collateral) located adjacent to the Congressional Village and Jefferson at
   Congressional properties, but sold this parcel prior to entering into the subject loans. The loan sponsors are Bresler & Reiner, Inc. and Ronald Cohen of The Cohen Companies.

o  Bresler & Reiner, Inc. is a real estate development and management firm based in Washington, D.C. The company operates in two main areas: residential land development and construction, and rental property ownership and management.
   Rental properties include Class A and B office properties, retail properties, apartment properties and mixed-use developments. Bresler & Reiner, Inc.'s real estate assets include more than 1.4 million square feet of office, industrial and retail space located in the Washington, D.C. area and in
   Philadelphia. Bresler & Reiner, Inc. a repeat sponsor of a Deutsche Bank borrower, has been in operation for over 20 years, has approximately 65 employees, and operates primarily in the Washington, D.C./Baltimore area. As of December 31, 2003, Bresler & Reiner, Inc. had shareholders' equity of
   $128.09 million including liquidity of $79.06 million.

o  Ronald Cohen, a sponsor and the principal for this transaction, is an owner and operator of commercial real estate, primarily through his family-owned business. The Cohen Companies. Founded in 1973, The Cohen Companies
   specializes in the acquisition and management of urban and suburban office buildings, hotels, retail centers and residential properties in the
   Washington, D.C. metropolitan statistical area. The Cohen Companies currently controls over 3.5 million square feet of office, retail, hotel and multi-family space. The Congressional Village Mortgage Loan is 100% recourse to Ronald Cohen until (i) 90% of the leasable space is leased to bona fide third party tenants that are in occupancy and paying rent and (ii) the DSCR is at least 1.25x.

o  As of December 31, 2003, Ronald Cohen had a net worth of $105.55 million including liquidity of $6.35 million. Combined, the loan sponsors have a net worth of approximately $233.6 million including liquidity of approximately
   $85.4 million.

THE CONGRESSIONAL VILLAGE PROPERTY:

o  The collateral for the Congressional Village Mortgage Loan consists of the fee simple interest in a 100,439 square foot retail center. The property is located in Rockville, Maryland, approximately seven miles north of
   Washington, D.C. The site is 5.86 acres and contains three retail buildings.

o  The original section of the main building was constructed in 1984 and expanded in 2003. The second retail building, a multi-tenant, single-story structure was also constructed in 1984 and expanded in 2003. The third building is an approximately 5,800 square feet freestanding building which has been operated as a post office since the mid 1960's.

o  There are 266 surface parking spaces on-site. In addition, 279 spaces in an adjacent parking garage (currently under construction and not collateral for this loan) have been allocated to the owner pursuant to a parking space easement agreement with the tenant of the Jefferson at Congressional property. Upon completion of the garage, there will be 390 spaces available, a ratio of 3.9 spaces per 1,000 square feet of net rentable area.

o  At present, the two main retail buildings are being expanded by a total of approximately 52,000 square feet of which 25,944 square feet will be occupied by REI, 11,000 square feet will be occupied by Storehouse (furniture). The remaining square feet will be leased to smaller shop tenants.

THE JEFFERSON AT CONGRESSIONAL (LAND) PROPERTY:

o  The collateral for the Mortgage Loan consists of the fee interest of in a
   317,180 square foot (7.28 acre) parcel of land located in Rockville,
   Maryland, approximately seven miles north of Washington, D.C.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

o  JPI is building a Class "A" 403-unit apartment complex known as Jefferson at
   Congressional Apartments on the Jefferson at Congressional (Land). The
   complex is approximately 75% developed and is expected to be completed in late 2004 or early 2005. Upon completion, the complex will have fourteen
   4-story residential buildings, a 10,995 square foot clubhouse building and two parking structures. Gross building area will be 405,000 square feet; net rentable area will be 385,000 square feet (average apartment size of 955 square feet).

o  The property is located on the south side of Halpine Road just west of
   Rockville Pike, providing access to the City of Frederick to the north and the District of Columbia to the south. The property is visible from Rockville
   Pike. Access to the site is provided from Halpine Road and Jefferson Street.
   Adjacent properties include Congressional Village Shopping Center, a property also owned by the borrower, a Ramada Inn, residential garden apartments,
   Congressional Plaza Shopping Center, and high-rise apartments and general commercial properties.

PROPERTY MANAGEMENT:

o  Ronald Cohen Management, a division of The Cohen Companies and an affiliate of the borrower, manages the property. The Cohen Companies, founded in 1973, specializes in the acquisition and management of urban and suburban office buildings, hotels, retail centers and residential properties in the
   Washington, DC metropolitan statistical area. The Cohen Companies currently own or operate over 3.5 million square feet of office, retail, hotel and multi-family space.

RELEASE:

o  In connection with a defeasance of either of the Congressional Village property, or the Jefferson at Congressional property, the related loan documents permit the borrowers to obtain a release of the other property upon the delivery of defeasance collateral equal to 115% of the principal balance of the note related to defeased property (and subject to the sactisfaction of certain other conditions). In connection with such defeasance, the defeasance collateral will be transferred to a single-purpose bankruptcy-remote entity and the defeased loan will no longer be crossed with the other loan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  Not Allowed.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 ICG PORTFOLIO
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]
                           2115 Wisconsin Avenue, NW

                                [PICTURE OMITTED]
                                1600 K Street, NW

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 ICG PORTFOLIO
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

ICG PORTFOLIO
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                       GECC
 ORIGINAL PRINCIPAL BALANCE(1):     $50,500,000
 FIRST PAYMENT DATE:                December 1, 2004
 TERM/AMORTIZATION:                 84/360 months
 INTEREST ONLY PERIOD:              36 months
 MATURITY DATE:                     November 1, 2011
 EXPECTED MATURITY BALANCE:         $47,633,026
 BORROWING ENTITY:                  1600 Capital Associates
                                    LLC and 2115 Capital
                                    Associates LLC
 INTEREST CALCULATION:              Actual/360
 CALL PROTECTION:                   Lockout/defeasance: 81
                                    payments
                                    Open: 3 payments
 UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:           Yes
   IMMEDIATE REPAIR RESERVE:        $201,850
   TENANT ESCROW(2):                $1,074,059

 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:           Yes
   REPLACEMENT RESERVE:             $4,310
   TI/LC RESERVE(3):                $37,200

 LOCKBOX:                           Hard
--------------------------------------------------------------------------------

(1)   At closing the borrower incurred additional financing of $3 million (4.4%
      of appraised value) in the form of a subordinated B-note, which is not included in the calculations herein.

(2)   $586,030 allocated to four tenants' tenant improvement costs. $177,345 allocated to three new executed leases to be disbursed when each tenant provides acceptable tenant estoppels, are open for business, and have commenced paying rent. $150,000 allocated to the tenants expiring in 2008 in the 2115 Wisconsin Avenue, NW property for TI/LC. $87,912 allocated to
      11 tenants to be disbursed when each tenant commences paying increased rent. $72,772 allocated to three tenants to be disbursed upon Lender's receipt of a fully executed renewal lease at a rental rate at or above the existing rate for a minimum of five years.

(3)   Capped at $2,500,000 and if used must be funded back up to $2,500,000.
      Once the tenants expiring in 2008 in the 2115 Wisconsin Avenue, NW property have either renewed or the space has been re-leased at terms acceptable to the mortgagee, the cap on the rollover reserve will be reduced to $500,000. At the time of the cap reduction any amounts in excess of $500,000 in the TI/LC Reserve are required to remain in the reserve.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE(1)            $50,500,000
 CUT-OFF DATE LTV:                  74.5%
 MATURITY DATE LTV:                 70.3%
 UNDERWRITTEN DSCR:                 1.26x
 MORTGAGE RATE:                     5.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                     Office
 PROPERTY SUB-TYPE:                 Mixed
 LOCATION:                          Washington, DC
 YEAR BUILT/RENOVATED:
   1600 K STREET, NW                1950/1999
   2115 WISCONSIN AVENUE,           1988/NA
      NW
 NET RENTABLE SQUARE FEET:          259,184
 CUT-OFF BALANCE PER SF:            $195
 OCCUPANCY AS OF 6/30/04:           94.1%
   1600 K STREET, NW                80.4%
   2115 WISCONSIN AVENUE,           100.0%
      NW
 OWNERSHIP INTEREST:                Fee
 PROPERTY MANAGEMENT:               Stoladi Property Group
 U/W NET CASH FLOW:                 $4,207,288
 APPRAISED VALUE:                   $67,750,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 ICG PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR
                                         UNDERWRITTEN       (6/30/04)         (12/31/03)
                                        --------------   ---------------   ---------------

 Effective Gross Income .............     $7,533,426        $6,968,731        $7,175,819
 Total Expenses .....................     $2,867,356        $2,552,841        $2,553,468
 Net Operating Income (NOI) .........     $4,666,070        $4,415,890        $4,622,351
 Cash Flow (CF) .....................     $4,207,288        $4,365,115        $4,520,875
 DSCR on NOI ........................          1.40x             1.32x             1.38x
 DSCR on CF .........................          1.26x             1.31x             1.35x

--------------------------------------------------------------------------------
                TENANT INFORMATION -- 2115 WISCONSIN AVENUE, NW
--------------------------------------------------------------------------------

                                    RATINGS      TENANT
                                  S&P/MOODY'S   TOTAL SF   % TOTAL SF    RENT SF
                                 ------------- ---------- ------------ -----------

 Top Tenants
 Medstar(1) ....................   BBB/Baa2      66,873        37.0%   $ 24.79
 Fannie Mae ....................   AAA/Aaa       62,485        34.6    $ 24.95
 Georgetown University .........   BBB+/A3       50,334        27.8    $ 24.98
                                                 ------        ----
 TOTAL .........................                179,692        99.4%

                                       POTENTIAL       % POTENTIAL         LEASE
                                         RENT              RENT          EXPIRATION
                                 -------------------- ------------- -------------------

 Top Tenants
 Medstar(1) ....................  $1,657,979                37.1%         10/31/2008(2)
 Fannie Mae ....................   1,559,147                34.8           4/30/2008(3)
 Georgetown University .........   1,257,343                28.1          10/31/2008(4)
                                 -------------            -----
 TOTAL .........................  $4,474,469 (5)           100.0%

(1)   Rating of parent company.
(2)   The Medstar lease has two, 5-year renewal options.
(3)   The Fannie Mae lease has two, 2-year renewal options.
(4)   The Georgetown University lease has two, 5-year renewal options.
(5)   In addition there is $439,051 of net parking income.

--------------------------------------------------------------------------------
                    TENANT INFORMATION -- 1600 K STREET, NW
--------------------------------------------------------------------------------

                                   RATINGS      TENANT                              POTENTIAL    % POTENTIAL     LEASE
                                 S&P/MOODY'S   TOTAL SF   % TOTAL SF    RENT SF        RENT          RENT      EXPIRATION
                                ------------- ---------- ------------ ----------- ------------- ------------- -----------

 Top Tenants
 Olives DC, LLC(1) ............   Not Rated     11,557        14.8%   $ 43.00      $  496,902        18.6%    11/30/2013
 Radio Television News ........   Not Rated      8,670        11.1    $ 34.46         298,768        11.2     10/31/2011
 Control Risks Group, LLC .....   Not Rated      6,509         8.3    $ 32.80         213,495         8.0      1/31/2013
                                                ------        ----                 ----------        ----
 TOTAL ........................                 26,736        34.1%                $1,009,165        37.7%

(1)  Ground floor retail.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  ICG PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                LEASE ROLLOVER SHEET -- 2115 WISCONSIN AVENUE, NW
--------------------------------------------------------------------------------

                         NUMBER OF                                 CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION    LEASES EXPIRING   EXPIRING SF   % TOTAL SF    TOTAL SF      TOTAL SF       EXPIRING
------------------   ----------------- ------------- ------------ ------------ -------------- -------------

 2008 ..............         3         179,692            99.4%   179,692            99.4%     $4,474,469
                            --         -------            -----
 TOTAL(1) ..........         3         179,692            99.4%

(1)  Does not include 1,155 SF (0.64% of total SF) allocated to the Fitness
     Center which does not pay rent.

--------------------------------------------------------------------------------
                  LEASE ROLLOVER SHEET -- 1600 K STREET, NW(1)
--------------------------------------------------------------------------------

                        NUMBER OF
                         LEASES                                     CUMULATIVE     CUMULATIVE %     BASE RENT
YEAR OF EXPIRATION      EXPIRING     EXPIRING SF     % TOTAL SF      TOTAL SF        TOTAL SF       EXPIRING
------------------     ----------   -------------   ------------   ------------   --------------   ----------

 2004 ..............        1              183            0.2%           183             0.2%       $  2,196
 2005 ..............        1            1,058            1.4          1,241             1.6%       $ 15,479
 2006 ..............        3            5,058            6.5          6,299             8.0%       $183,632
 2007 ..............        2            3,464            4.4          9,763            12.5%       $ 72,337
 2008 ..............        1            3,997            5.1         13,760            17.6%       $153,285
 2009 ..............        1            4,690            6.0         18,450            23.6%       $157,865
 2010 ..............        3            6,238            8.0         24,688            31.5%       $186,283
 2011 ..............        1            8,670           11.1         33,358            42.6%       $298,768
 2012 ..............        2            2,331            3.0         35,689            45.6%       $ 69,705
 2013 ..............        3           18,066           23.1         53,755            68.6%       $710,397
 2014 ..............        3           10,750           13.7         64,505            82.3%       $408,450
 Vacant ............                    13,832           17.7         78,337           100.0%
                           --           ------          -----
 TOTAL .............       21           78,337          100.0%

(1)   Information from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  ICG PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

2115 WISCONSIN AVENUE, NW

o  MedStar (Parent company Rated "BBB" by S&P and "Baa2" by Moody's) occupies a total of 66,873 square feet (37.0% of net rentable area of the property and
   25.8% of net rentable area of the properties in the aggregate). It contributes $1,657,979 to the base rental income (37.1% of the property and
   23.2% of the properties in the aggregate). MedStar Health is a not-for-profit, community-based healthcare organization that owns and operates seven major hospitals and other healthcare services in the
   Baltimore/Washington area. MedStar Health is the third-largest employer in the region with more than 22,000 employees and 4,000 affiliated physicians.
   Its hospitals and healthcare organizations serve more than half-a-million patients each year.

o  Fannie Mae (Rated "AAA" by S&P and "Aaa" by Moody's) occupies a total of
   62,485 square feet (34.6% of net rentable area of the property and 24.1% of net rentable area of the properties in the aggregate). It contributes
   $1,559,147 to the base rental income (34.9% of the property and 21.8% of the properties in the aggregate). Fannie Mae, is a source of financing for home mortgages in the United States. Fannie Mae was chartered by the United States
   Congress to provide liquidity in the secondary mortgage market to increase the availability and affordability of homeownership for low-, moderate- and middle-income Americans. Fannie Mae's headquarters is located less than two miles from the property and shuttle service is available between the two locations.

o  Georgetown University (Rated "BBB+" by S&P and "A3" by Moody's) occupies
   50,334 square feet (27.8% of the property and 19.4% of net rentable area of the properties in the aggregate). It contributes $1,257,343 to the base rental income (28.1% of the property and 17.6% of the properties in the aggregate). Founded in 1789, Georgetown is the nation's oldest Catholic university. Georgetown has four undergraduate schools, graduate programs, a law school and a medical school. There are over 13,000 students enrolled at
   Georgetown. Georgetown University uses this location for administration purposes. The Georgetown Alumni Association and the Office of Planned Giving,
   among other departments, are located at this property.

1600 K STREET, NW

o  Olive's DC, LLC (Not Rated) occupies a total of 11,557 square feet (14.8% of net rentable area of the property and 4.5% of net rentable area of the properties in the aggregate). It contributes $496,902 to the base rental income (18.6% of the property and 7.0% of the properties in the aggregate).
   Olive's is a Todd English sponsored restaurant which has four other locations throughout the US. In addition to Olive's, other Todd English sponsored restaurants include Tuscany, Bonfire, and Figs located in New York, Florida,
   Massachusetts and Connecticut. His restaurants are located throughout the world including the Cunard Line's ship, the Queen Mary 2.

o  Radio Television News (Not Rated) occupies a total of 8,670 square feet
   (11.1% of net rentable area of the property and 3.4% of net rentable area of the properties in the aggregate). It contributes $298,768 to the base rental income (11.2% of the property and 4.2% of the properties in the aggregate).
   The Radio and Television News Directors Association is the world's largest professional organization devoted exclusively to electronic journalism. The
   Radio and Television News Directors Association represents local and network news executives in broadcasting, cable and other electronic media in more than 30 countries.

o  Control Risks Group, LLC (Not Rated) occupies a total of 6,509 square feet
   (8.3% of net rentable area of the property and 2.5% of net rentable area of the properties in the aggregate). It contributes $213,495 to the base rental income (8.0% of the property and 3.0% of the properties in the aggregate).
   Founded in 1975, Control Risks Group is a leading, specialist, international business risk consultancy employing 375 people in 17 offices worldwide.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 ICG PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN

o  The ICG Office Portfolio Loan is secured by a first mortgage on two office properties: 1600 K Street, NW, an 8-story office building containing 78,337 net rentable square feet located in the Washington, D.C. central business district and 2115 Wisconsin Avenue, NW, a 6-story office building containing
   180,847 net rentable square feet located in Georgetown.

o  General Electric Capital Corporation provided the borrowers of the ICG
   Portfolio Loan an A Note in the amount of $50,500,000 and a B Note in the amount of $3,000,000 and assigned its interest in the B Note to CBA-Mezzanine
   Capital Finance, LLC. The A Loan and the B Loan are subject to an
   Intercreditor Agreement pursuant to which the B Loan is required to be at all times be junior, subject and subordinate to the A Loan.

THE BORROWER

o  The borrowers are 1600 Capital Associates LLC and 2115 Capital Associates
   LLC, and are both single-purpose, bankruptcy remote entities, whose managing members each have independent directors. The non-managing member for the borrowers is Potomac Realty Holdings LLC with 99.5% interest in each borrower. Potomac Realty Holdings LLC is 100% owned by 1600/2115 Partners
   LLC.

o  The sponsors of the borrower include Darik Elwan, Ibraham Elwan and Rahdy
   Elwan who control Infrastructure Capital Group (ICG). ICG is a worldwide development company with offices located in Washington, D.C. and Dubai, UAE.
   The firm is engaged in the development of public infrastructure projects, primarily for third world countries and municipalities, as well as the development and acquisition of commercial real estate. The commercial real estate group, headquartered in Washington, DC, concentrates on development and acquisition opportunities throughout the Mid-Atlantic and Southeastern
   United States. In addition to owning the 1600 K. Street and 2115 Wisconsin
   Avenue properties, ICG owns 901 F Street, its Washington, D.C. headquarters and Courthouse Towers in Miami, Florida.

THE PROPERTY

o  The collateral for the ICG Portfolio Loan consists of the fee simple interests in 1600 K Street, NW and 2115 Wisconsin Avenue, NW, Washington,
   D.C. The properties have a combined 259,184 net rentable square feet, a weighted average occupancy of 94.1%, and 20 tenants; 69.3% of the net rentable square footage is leased to investment grade tenants.

o  1600 K Street, NW is located at the southwest corner of 16th and K Street in
   Washington, DC and is located approximately two blocks north of the White
   House/Treasury Complex, in the heart of the central business district of
   Washington, DC. The appraiser reported that the immediate surroundings are comparable office and commercial properties, largely constructed in the same timeframe as 1600 K Street, NW. Notable properties within close proximity to
   1600 K Street, NW are St. John's Church, the Hay Adams Hotel and several other hotels, the US Court of Appeals, the Army/Navy Club, the Blair and
   Decatur Houses, the Asian Development Bank and the Executive Office
   Buildings.

o  1600 K Street, NW is an eight-story office building containing 78,337 net rentable square feet. The appraiser reported that the property was constructed in the 1950's and renovated in 1999. The property does not have a parking garage but is situated within two blocks of the McPherson Square and
   Farragut North Metro Rail Stations and the property is close to public parking. 1600 K Street is 80.4% leased to 17 tenants as of the June 2004 rent roll.

o  2115 Wisconsin Avenue, NW is located on the east side of Wisconsin Avenue, situated between Whitehaven Street to the south and W Street to the north. It is part of the larger Georgetown Center complex, which includes an adjacent office building and the Observatory Residential Condominiums. It is located adjacent to the U.S. Naval Observatory, the Vice President's permanent home.
   Shopping and entertainment areas are located a few blocks south of the property in the Georgetown district. Both Georgetown University and
   Georgetown Hospital are a few blocks to the southwest.

o  2115 Wisconsin Avenue, NW is a six-story office building containing 180,847 net rentable square feet and a related parking garage. It shares a brick common courtyard with the Observatory Condominiums and Georgetown Center I.
   Parking is provided in the four-level underground parking garage located under 2115 Wisconsin Avenue, NW and the Observatory Condominiums. 346 parking spaces are allocated to 2115 Wisconsin Avenue, NW with the remaining spaces allocated to other properties. 2115 Wisconsin Avenue, NW is 100% leased to three investment grade tenants as of the June 2004 rent roll.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  ICG PORTFOLIO
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT

o  Stoladi Property Group manages the collateral of the ICG Portfolio Loan and is not affiliated with the borrower. The Stoladi Property Group was founded in Washington, D.C. in 1993, by Jim R. Stokes and Melise Fouladi. It
   currently manages a portfolio of approximately 2 million square feet in the
   Washington, D.C. area.

CURRENT MEZZANINE OR SUBORDINATED INDEBTEDNESS

o  The borrower has incurred additional financing of $3,000,000 via a subordinate B-Note assigned to CBA-Mezzanine Capital Finance, LLC that is held outside the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS

o  Not allowed.

PARTIAL RELEASE

o  The loan documents permit partial release of collateral following the
   Defeasance Lockout period. The required partial defeasance amounts are as follows: 125% of the allocated loan amount for the 1600 K Street, NW property and 110% of the allocated loan amount for the 2115 Wisconsin Avenue, NW property. A partial release is permitted as long as certain conditions are satisfied including, (1) the debt service coverage ratio for the remaining property is equal to or greater than the greater of (a) the debt service coverage ratio for the previous 12-month period and (b) the debt service coverage ratio that existed at the time the loan was funded; and (2) the 1600
   K Street, NW property cannot be released until the tenants expiring in 2008 in the 2115 Wisconsin Avenue, NW have been renewed on terms reasonably acceptable to mortgagee or at least 90% of such space has been re-leased with tenants and on terms reasonably acceptable to mortgagee.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 ICG PORTFOLIO
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

             SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)
--------------------------------------------------------------------------------

  [PICTURE OMITTED]                                    [PICTURE OMITTED]
   Lake San Marino                                         Southfork

  [PICTURE OMITTED]                                    [PICTURE OMITTED]
 Lake Juliana Landings                                  Lake San Marino

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
        o  SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)
        o  SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOANS:

o  The "Sun Communities Portfolio Loans" consist of the following Mortgage Loans which are secured by manufactured housing community or recreational vehicle properties (each a "Sun Communities Portfolio Property") owned by affiliates of Sun Communities Operating Limited Partnership ("SCOLP"): "Sun Communities
   Portfolio 4", "Sun Communities -- Southfork", "Sun Communities -- Bonita
   Lake" and "Sun Communities Portfolio 13". The Sun Communities Portfolio 4
   Loan is secured by a first mortgage on three manufactured housing community properties located in Elkhart, Indiana, Warren, Michigan and Auburndale,
   Florida consisting of 757 pads and by a 412-space recreational vehicle property located in Naples, Florida and has a cut-off date balance of
   $27,620,542. The Sun Communities -- Southfork Loan is secured by a first mortgage on a 477-pad manufactured housing community property located in
   Belton, Missouri and has a cut-off date balance of $13,360,000. The Sun
   Communities -- Bonita Lake Loan is secured by a first mortgage on a 167-space recreational vehicle property located in Bonita Springs, Florida and has a cut-off date balance of $1,520,000. The Sun Communities Portfolio 13 Loan is
   secured by a first mortgage on a 309-pad manufactured housing community property located in Sauk Village, Illinois and by an 837-space recreational vehicle property located in Fort Myers, Florida and has a cut-off date balance of $36,487,198.

o  Sun Communities Portfolio 4 and Sun Communities -- Southfork are
   cross-collateralized and cross-defaulted. Sun Communities -- Bonita Lake and
   Sun Communities Portfolio 13 are cross-collateralized and cross-defaulted.

THE BORROWERS:

o  Each of the loans in the Sun Communities Portfolio feature separate borrowers
   (collectively, the "Sun Communities Portfolio Borrowers"). Each Sun
   Communities Portfolio Borrower is a Michigan limited liability company that is a single-purpose, bankruptcy-remote entity and features two independent directors. In addition, each Sun Communities Portfolio Borrower's legal counsel delivered a non-consolidation opinion at the closing of the related
   Sun Communities Portfolio Loan.

o  Sun Communities, Inc., a Maryland corporation ("Sun"), is a fully integrated, self-administered and self-managed REIT, which owns, operates and develops manufactured housing communities concentrated in the Midwestern and southeastern United States. Sun, together with affiliates and predecessors, has been in the business since 1975. Structured as an umbrella partnership
   REIT, or UPREIT, Sun is the sole general partner and holder of approximately
   75% of the partnership interests in SCOLP, the related borrower principal and the entity through which Sun conducts substantially all of their operations, and which owns, either directly or indirectly through subsidiaries, all of the assets.

o  As of December 31, 2003, the REIT owned and operated a portfolio of 127 properties located in 17 states, consisting of 115 manufactured housing communities, five recreational vehicle communities and seven properties containing both manufactured housing and recreational vehicle sites. As of
   December 31, 2003, the Sun Communities Portfolio Properties contained an aggregate of 43,875 developed sites comprised of 38,797 developed manufactured housing sites and 5,078 recreational vehicle sites, plus an additional 6,756 manufactured housing sites suitable for development.

THE PROPERTIES:

o  The collateral for each Sun Communities Portfolio Loan generally consists of the fee simple interest in the related Sun Communities Portfolio Property.
   Each Sun Communities Portfolio Property features certain amenities, which generally include clubhouses, swimming pools, basketball courts, volleyball courts, children's playgrounds and shuffleboard courts. Each Sun Communities
   Portfolio Property features access to public water and sewer service.

o  Each Sun Communities Portfolio Borrower is generally required at its sole cost and expense to keep the related Sun Communities Portfolio Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o  Each Sun Communities Portfolio Property is self-managed by its related Sun
   Communities Portfolio Borrower. SCOLP, through its subsidiaries, currently manages 43,875 developed sites comprised of 38,797 developed manufactured housing sites and 5,078 recreational vehicle sites, plus an additional 6,756 manufactured housing sites suitable for development.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
        o  SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)
        o  SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)
--------------------------------------------------------------------------------

  Each Sun Communities Portfolio Borrower neither receives nor pays any management fee or other compensation in connection with the management of the Sun Communities Portfolio Properties and none are subject to a formal management agreement. In the event any Sun Communities Portfolio Borrower elects to have the properties managed by a property manager, whether or not affiliated with the Sun Communities Portfolio Borrower, such property manager (if not affiliated with the Sun Communities Portfolio Borrower)
  shall be a qualified manager approved by mortgagee, and the Sun Communities
  Portfolio Borrower shall enter into an acceptable management agreement and subordination thereof that conforms to mortgagee's standards.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  Not allowed.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

             SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                   BofA
 ORIGINAL PRINCIPAL BALANCE:    Portfolio 4       $27,620,542
                                Southfork          13,360,000
                                                   ----------
                                Total             $40,980,542
 FIRST PAYMENT DATE:            August 1, 2004
 LOAN TERM/AMORTIZATION TERM:   84/360 months
 INTEREST ONLY PERIOD:          24 months
 MATURITY DATE:                 July 1, 2011
 EXPECTED MATURITY BALANCE:     Portfolio 4       $25,489,500
                                Southfork          12,329,219
                                                   ----------
                                Total             $37,818,719
 BORROWING ENTITY:              Sun Pool 4 LLC, Sun
                                Lake Juliana LLC, and
                                Sun Lake San Marino,
                                LLC
 INTEREST CALCULATION:          Actual/360
 CALL PROTECTION:               Lockout/defeasance:
                                78 payments
                                Open: 6 payments
 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE(1):    Springing
   REPLACEMENT RESERVE(1):      Springing
 LOCKBOX:                       Springing
--------------------------------------------------------------------------------
(1)   Replacement and Tax/Insurance reserves spring if the DSCR for the
      Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:  Portfolio 4       $27,620,542
                        Southfork          13,360,000
                                           ----------
                        Total             $40,980,542
 CUT-OFF DATE LTV:      Portfolio 4             78.9%
                        Southfork               80.0%
                        Average                 79.3%
 MATURITY DATE LTV:     Portfolio 4             72.8%
                        Southfork               73.8%
                        Average                 73.2%
 UNDERWRITTEN DSCR:     Portfolio 4             1.43x
                        Southfork               1.33x
                        Average                 1.40x
 MORTGAGE RATE(a):      4.931%
--------------------------------------------------------------------------------
(a) The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:               Manufacturing Housing
 PROPERTY SUB-TYPE:           Manufactured Housing
 LOCATION:                    Michigan, Florida, Indiana,
                              Missouri
 YEAR BUILT/RENOVATED:        Lafayette Place 1964
                              Lake San Marino 1970
                              Lake Juliana Landings 1986
                              Four Seasons 1989
                              Southfork 1987
 PADS:                        Lafayette Place                 254
                              Lake San Marino                 412
                              Lake Juliana Landings           285
                              Four Seasons                    218
                              Southfork                       477
                                                              ---
                              Total                         1,646
 CUT-OFF BALANCE PER PAD:     Portfolio 4                 $23,628
                              Southfork                   $28,008
                              Average                     $24,897
 OCCUPANCY:                   Lafayette Place 6/30/04       98.0%
                              Lake San Marino
                               (8/3/04)                    100.0%
                              Lake Juliana Landings
                               (6/30/04)                    82.1%
                              Four Seasons (6/30/04)        99.1%
                              Southfork (5/31/04)           83.4%
 OWNERSHIP INTEREST:          Fee
 PROPERTY MANAGEMENT:         Borrower/Owner Managed
 U/W NET CASH FLOW:           Portfolio 4              $2,526,292
                              Southfork                 1,138,748
                                                        ---------
                              Total                    $3,665,040
 APPRAISED VALUE:             Portfolio 4             $35,000,000
                              Southfork                16,700,000
                                                       ----------
                              Total                   $51,700,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

             SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION -- TOTAL
--------------------------------------------------------------------------------

                                                        ANNUALIZED
                                                       MOST RECENT      FULL YEAR
                                       UNDERWRITTEN     (5/31/04)       (12/31/03)
                                      -------------- --------------- ---------------

 Effective Gross Income .............   $5,880,785      $6,184,679      $5,653,025
 Total Expenses .....................   $2,133,295      $1,916,410      $1,853,546
 Net Operating Income (NOI) .........   $3,747,490      $4,268,270      $3,799,479
 Cash Flow (CF) .....................   $3,665,040      $4,268,270      $3,799,479
 DSCR on NOI ........................        1.43x           1.63x            1.45
 DSCR on CF .........................        1.40x           1.63x            1.45

--------------------------------------------------------------------------------
                      FINANCIAL INFORMATION -- PORTFOLIO 4
--------------------------------------------------------------------------------

                                                        ANNUALIZED
                                                       MOST RECENT      FULL YEAR
                                       UNDERWRITTEN     (6/30/04)       (12/31/03)
                                      -------------- --------------- ---------------

 Effective Gross Income .............   $4,079,795      $4,416,108      $3,886,169
 Total Expenses .....................   $1,494,903      $1,375,940      $1,303,446
 Net Operating Income (NOI) .........   $2,584,892      $3,040,168      $2,582,723
 Cash Flow (CF) .....................   $2,526,292      $3,040,168      $2,582,723
 DSCR on NOI ........................        1.46x           1.72x           1.46x
 DSCR on CF .........................        1.43x           1.72x           1.46x

--------------------------------------------------------------------------------
                       FINANCIAL INFORMATION -- SOUTHFORK
--------------------------------------------------------------------------------

                                                        ANNUALIZED
                                                       MOST RECENT      FULL YEAR
                                       UNDERWRITTEN     (5/31/04)       (12/31/03)
                                      -------------- --------------- ---------------

 Effective Gross Income .............   $1,800,990      $1,768,571      $1,766,856
 Total Expenses .....................   $  638,392      $  540,470      $  550,100
 Net Operating Income (NOI) .........   $1,162,598      $1,228,102      $1,216,756
 Cash Flow (CF) .....................   $1,138,748      $1,228,102      $1,216,756
 DSCR on NOI ........................        1.36x           1.44x           1.42x
 DSCR on CF .........................        1.33x           1.44x           1.42x

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

             SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

            SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)
--------------------------------------------------------------------------------

                                                     [PICTURE OMITTED]
                                                     Candlelight Village

                                [PICTURE OMITTED]
                               Candlelight Village

    [PICTURE OMITTED]
       Siesta Bay

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

           SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

SUN COMMUNITIES -- PORTFOLIO 13 & BONITA LAKE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    BofA
 ORIGINAL PRINCIPAL BALANCE:     Portfolio 13       $36,487,198
                                 Bonita Lake          1,520,000
                                                     ----------
                                 Total              $38,007,198
 FIRST PAYMENT DATE:             August 1, 2004
 TERM/AMORTIZATION:              84/360 months
 INTEREST ONLY PERIOD:           24 months
 MATURITY DATE:                  July 1, 2011
 EXPECTED MATURITY BALANCE:      Portfolio 13       $33,672,055
                                 Bonita Lake          1,402,725
                                                     ----------
                                 Total              $35,074,780
 BORROWING ENTITY:               Sun Candlelight
                                 Village LLC,
                                 Sun Siesta Bay LLC and
                                 Sun Bonita LLC
 INTEREST CALCULATION:           Actual/360
 CALL PROTECTION:                Lockout/defeasance:
                                 78 payments
                                 Open: 6 payments
 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE(1):     Springing
   REPLACEMENT RESERVE(1):       Springing
 LOCKBOX:                        Springing
--------------------------------------------------------------------------------
(1)   Replacement and Tax/Insurance reserves spring if the DSCR for the
      Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:  Portfolio 13       $36,487,198
                        Bonita Lake          1,520,000
                                            ----------
                        Total              $38,007,198
 CUT-OFF DATE LTV:      Portfolio 13             78.5%
                        Bonita Lake              80.0%
                                                 ----
                        Average                  78.5%
 MATURITY DATE LTV:     Portfolio 13             72.4%
                        Bonita Lake              73.8%
                                                 ----
                        Average                  72.5%
 UNDERWRITTEN DSCR:     Portfolio 13             1.23x
                        Bonita Lake              1.74x
                                                 ----
                        Average                  1.25x
 MORTGAGE RATE(a):        4.931%
--------------------------------------------------------------------------------
(a) The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:               Manufactured Housing
 PROPERTY SUB-TYPE:           Manufactured Housing
 LOCATION:                    Florida and Illinois
 YEAR BUILT/RENOVATED:        Siesta Bay 1984/NA
                              Candlelight Village 1976/NA
                              Bonita Lake 1970/NA
 PADS:                        Portfolio 13             1,146
                              Bonita Lake                167
                                                      ------
                              Total                    1,313
 CUT-OFF BALANCE PER PAD:     Portfolio 13           $31,839
                              Bonita Lake              9,102
                                                      ------
                              Average                $28,947
 OCCUPANCY AS OF              Siesta Bay              100.0%
  6/30/04:                    Candlelight Village      93.9%
                              Bonita Lake             100.0%
 OWNERSHIP INTEREST:          Fee
 PROPERTY MANAGEMENT:         Borrower/Owner Managed
 U/W NET CASH FLOW:           Portfolio 13        $2,868,008
                              Bonita Lake            169,105
                                                  ----------
                              Total               $3,037,113
 APPRAISED VALUE:             Portfolio 13       $46,500,000
                              Bonita Lake          1,900,000
                                                  ----------
                              Total              $48,400,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

            SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION -- TOTAL
--------------------------------------------------------------------------------

                                                         ANNUALIZED
                                                        MOST RECENT      FULL YEAR
                                        UNDERWRITTEN     (5/31/04)       (12/31/03)
                                       -------------- --------------- ---------------

 Effective Gross Income. .............   $5,293,256      $5,853,528      $5,178,156
 Total Expenses ......................   $2,190,493      $1,976,172      $1,956,222
 Net Operating Income (NOI). .........   $3,102,763      $3,877,355      $3,221,934
 Cash Flow (CF) ......................   $3,037,113      $3,877,355      $3,221,934
 DSCR on NOI .........................        1.28x           1.60x           1.33x
 DSCR on CF.. ........................        1.25x           1.60x           1.33x

--------------------------------------------------------------------------------
                     FINANCIAL INFORMATION -- PORTFOLIO 13
--------------------------------------------------------------------------------

                                                         ANNUALIZED
                                                        MOST RECENT      FULL YEAR
                                        UNDERWRITTEN     (6/30/04)       (12/31/03)
                                       -------------- --------------- ---------------

 Effective Gross Income. .............   $4,853,533      $5,207,166      $4,783,087
 Total Expenses ......................   $1,928,225      $1,710,900      $1,718,625
 Net Operating Income (NOI). .........   $2,925,308      $3,496,266      $3,064,462
 Cash Flow (CF) ......................   $2,868,008      $3,496,266      $3,064,462
 DSCR on NOI .........................        1.25x           1.50x           1.31x
 DSCR on CF.. ........................        1.23x           1.50x           1.31x

--------------------------------------------------------------------------------
                      FINANCIAL INFORMATION -- BONITA LAKE
--------------------------------------------------------------------------------

                                                        ANNUALIZED
                                                       MOST RECENT    FULL YEAR
                                        UNDERWRITTEN    (6/30/04)     (12/31/03)
                                       -------------- ------------- -------------

 Effective Gross Income. .............    $439,723       $646,362      $395,069
 Total Expenses ......................    $262,268       $265,272      $237,597
 Net Operating Income (NOI). .........    $177,455       $381,089      $157,472
 Cash Flow (CF) ......................    $169,105       $381,089      $157,472
 DSCR on NOI .........................       1.83x          3.92x         1.62x
 DSCR on CF.. ........................       1.74x          3.92x         1.62x

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

            SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)
--------------------------------------------------------------------------------

            SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                CORPORATE CENTER
--------------------------------------------------------------------------------

                                [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                CORPORATE CENTER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

CORPORATE CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    GACC
 ORIGINAL PRINCIPAL BALANCE:     $32,900,000
 FIRST PAYMENT DATE:             October 1, 2004
 TERM/AMORTIZATION:              60/360 months
 INTEREST ONLY PERIOD:           12 months
 MATURITY DATE:                  September 1, 2009
 EXPECTED MATURITY BALANCE:      $31,114,632
                                 Parmenter Corporate
 BORROWING ENTITY:               Center LP, LLLP
 INTEREST CALCULATION:           Actual/360
 CALL PROTECTION:                Lockout: 11
                                 Payments;
                                 Greater of 1% or Yield
                                 Maintenance: 45
                                 Payments
                                 Open: 4 Payments
 UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:        Yes
   TI/LC RESERVE:                $1,660,000
   REPAIR RESERVE                $800,000
   CAPITAL REPAIR RESERVE        $180,000
   TENANT FREE RENT RESERVE      $132,508
   PARKING RESERVE               $95,000
 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:        Yes
   REPLACEMENT RESERVE:          $4,858
   TI/LC RESERVE:                $28,576
 LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:     $32,900,000
 CUT-OFF DATE LTV:               70.0%
 MATURITY DATE LTV:              66.2%
 UNDERWRITTEN DSCR(1):           1.41x
 MORTGAGE RATE:                 5.470%
--------------------------------------------------------------------------------
(1) DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:              Office
 PROPERTY SUB-TYPE:          CBD
 LOCATION:                   Fort Lauderdale, FL
 YEAR BUILT/RENOVATED:       1982/1999
 NET RENTABLE SQUARE FEET:   342,906
 CUT-OFF BALANCE PER SF:     $96
 OCCUPANCY AS OF 8/5/04:     75.7%
 OWNERSHIP INTEREST:         Fee
 PROPERTY MANAGEMENT:        Parmenter Realty &
                             Investment Company
 U/W NET CASH FLOW:          $3,141,368
 APPRAISED VALUE:            $47,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                CORPORATE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                            ANNUALIZED
                                                             6 MONTHS         FULL YEAR         FULL YEAR
                                         UNDERWRITTEN       (6/30/04)         (12/31/03)        (12/31/02)
                                        --------------   ---------------   ---------------   ---------------

 Effective Gross Income .............     $7,788,934        $7,778,006        $7,017,114        $6,697,218
 Total Expenses .....................     $4,244,584        $3,275,569        $3,956,858        $3,535,163
 Net Operating Income (NOI) .........     $3,544,350        $4,502,437        $3,060,256        $3,162,055
 Cash Flow (CF) .....................     $3,141,368        $4,502,437        $3,060,256        $3,162,055
 DSCR on NOI ........................          1.59x             2.02x             1.37x             1.42x
 DSCR on CF. ........................          1.41x             2.02x             1.37x             1.42x

--------------------------------------------------------------------------------
                               TENANT INFORMATION
--------------------------------------------------------------------------------

                                    RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL
TOP TENANTS(1)                    S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT         RENT       EXPIRATION
------------------------------- -------------- ----------- ---------- ---------- ------------- ------------ -------------

 Certified Tours ..............    Not Rated     77,710    22.7%       $26.90    $2,090,399         25.0%     7/31/2007
 Silversea Cruises, Ltd. ......    Not Rated     44,134    12.9        $26.40     1,165,138         13.9     12/31/2010
 Stratis Business Centers .....    Not Rated     15,190     4.4        $15.67       238,102          2.9     10/31/2011
 Broward County ...............    Not Rated     11,922     3.5        $17.38       207,204          2.5      5/31/2009
 State Farm Insurance Co. .....  AA/Not Rated    9,822      2.9        $26.50       260,283          3.1     10/31/2005
                                                -------    -----                 ----------         ----
 TOTAL ........................                 158,778    46.3%                 $3,961,126         47.4%

(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent company guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement. Underwritten rent for Silversea Cruises, Ltd. is lower than actual rent of $28.12 per SF.

--------------------------------------------------------------------------------
                              LEASE ROLLOVER SHEET
--------------------------------------------------------------------------------

                           # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION(1)        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
-----------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2004 .................        2             3,166       0.9%          3,166         0.9%             $   92,614
 2005 .................        4            17,782       5.2          20,948         6.1%             $  451,320
 2006 .................        5            15,618       4.6          36,566        10.7%             $  404,676
 2007 .................        7            85,867      25.0          122,433       35.7%             $2,263,488
 2008 .................        1             5,167       1.5          127,600       37.2%             $  136,409
 2009 .................        8            41,625      12.1          169,225       49.4%             $  950,241
 2010 .................        7            75,150      21.9          244,375       71.3%             $1,958,558
 2011 .................        1            15,190       4.4          259,565       75.7%             $  238,102
 Vacant ...............                     83,341      24.3          342,906      100.0%             $1,943,956
                               --          -------     -----
 TOTAL ................        35          342,906     100.0%

(1) Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                CORPORATE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The property is 75.7% leased by thirty-five tenants at an average lease rate of
$24.61 per square foot. The two largest tenants
representing 35.5% of the total net rentable area, are:

o  Certified Tours (Not Rated) occupies 77,710 square feet (22.7% of net rentable area). It contributes $2,090,399 of base rental income 25.0% to the property. The privately held wholesale travel company was founded in 1980 by
   Michael Egan, founder of Alamo Car Rental. Certified Tours specializes in designing, marketing and delivering vacation packages, managing such brands as Delta Vacations, Continental Airlines Vacations, American Express
   Vacations, and AAA vacations. Certified Tours offers packages to more than 50 cities worldwide, including Orlando and Walt Disney World vacations.
   Currently, Certified Tours has contracts with American Airlines, US Airways,
   Bahamas Air, Cayman Airlines, Air Jamaica, British Airways, Virgin Atlantic
   Airways, Aloha Airlines, and Aeromexico. Certified Tours has been a tenant at the property since 1990.

o  Silversea Cruises, Ltd. (Not Rated) occupies 44,134 square feet (12.9% of net rentable area). Silversea Cruises, Ltd contributes $1,165,138 of underwritten base rental income (13.9%) to the property (tenant pays actual rent of
   $1,241,160) and is a privately held cruise line. Silversea Cruises, Ltd.
   specializes in a fleet of cruise ships built for fewer guests, luxurious amenities, and the ability to dock at smaller, less accessible ports.
   Silversea Cruises, Ltd. owns four cruise ships and maintains an office in
   London. Silversea Cruises, Ltd. has been a tenant at the property since 1999 and has a lease term that extends beyond the term of the loan (expires
   December 31, 2010).
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                CORPORATE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o  The Corporate Center Mortgage loan is secured by a first mortgage on a
   24-story, 342,906 square foot office building located in downtown Fort
   Lauderdale, Florida.

THE BORROWER:

o  The borrower, Parmenter Corporate Center LP, LLLP, is a single-purpose, bankruptcy-remote entity. The borrower's capital is derived from its limited partner, a joint venture between the Parmenter Private Realty Fund II, LP and the Parmenter Realty Fund II, LP, named Parameter Realty Fund II Investments.
   Parmenter Realty Funds II Investments is required to maintain a minimum net worth of $5 million. Parmenter Private Realty Fund II, LP is an entity comprised of private individuals with partners' capital of approximately $5.7 million; Parmenter Realty Fund II, LP is solely comprised of a $50 million investment from the Stanford University Endowment fund. The loan sponsor,
   Darryl W. Parmenter, controls all of the above-mentioned entities and has over 30 years of real estate experience. Mr. Parmenter is the President and
   CEO of Parmenter Realty Partners. Founded in 1989 and headquartered in Miami,
   Parmenter Realty has acquired or developed 10 million square feet of real estate valued at over $1.5 billion. Mr. Parmenter was a limited partner of the selling entity and has managed the property since the seller purchased the property in March 1998. As of July 1, 2004, Mr. Parmenter had a net worth of $19,645,350.

THE PROPERTY:

o  The collateral for the Corporate Center Mortgage loan consists of a fee simple interest in one 24-story central business district building; a 2-story mixed-use annex totaling 342,906 rentable square feet. The property was built in 1982 and is situated on approximately 1.59 acres.

PROPERTY MANAGEMENT:

o  The property is managed by Parmenter Realty & Investment Company, an affiliate of the borrower that has managed the property since March of 1998.
   Mr. Darryl W. Parmenter, the loan sponsor, is the President and CEO of
   Parmenter Realty Partners, which, since 1989, has acquired or developed 10 million square feet of real estate, representing over $1.5 billion in value.
   Parmenter Realty Partners has offices in Jacksonville, Atlanta, St. Louis and
   Dallas, in addition to its headquarters in Miami. Parmenter Realty Partners has been involved in all aspects of management, leasing and construction at the property. The majority of the properties managed by Parmenter are located in the southeastern United States.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o  Not Allowed.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
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                              COLLATERAL TERM SHEET

                                CORPORATE CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o  GENERAL. For a detailed presentation of certain characteristics of the
   Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the prospectus supplement. See Annex B
   Multifamily Schedule to the prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Certain Improvement,
   Replacement Reserve and Escrow Accounts to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserves.

o  CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. The mortgage pool contains five sets of cross-collateralized and cross-defaulted Mortgage
   Loans. Such Mortgage Loans collectively represent 11.4% of the Initial Pool
   Balance, and 13.8% of the Group 1 balance and are referred to as the
   "Cross-Collateralized Mortgage Loans." Each of the Cross-Collateralized
   Mortgage Loans is evidenced by a separate Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross-collateralization agreement, which may include a subordinate mortgage as the case may be, contains provisions creating the relevant partial cross-collateralization and partial cross-default arrangements.

o  GROUND LEASES. Ten Mortgaged Properties, which represent approximately 12.2%
   of the Initial Pool Balance (14.8% of the Group 1 Balance) are secured, in whole or in part, by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. Generally, with certain exceptions, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related
   Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the
   Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee.

o  SUBORDINATE FINANCING. The existence of subordinated indebtedness encumbering a mortgaged property may increase the difficulty of refinancing the related mortgage loan at maturity and the possibility that reduced cash flow could result in deferred maintenance. Also, in the event that the holder of the subordinated debt files for bankruptcy or is placed in involuntary receivership, foreclosure on the mortgaged property could be delayed. In general, the Mortgage Loans either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to so encumbering such property other than one Mortgage Loan representing 0.4% of the Initial Pool
   Balance (2.3% of the Group 2 Balance), which permits additional unsecured debt. Five Mortgage Loans representing 23.4% of the Initial Pool Balance
   (27.8% of the Group 1 Balance and 2.6% of the Group 2 Balance), the related mortgaged property or properties also secure one or more pari passu and/or subordinate loans. One Mortgage Loan representing 0.4% of the Initial Pool
   Balance (0.4% of the Group 1 Balance), the related borrower has incurred unsecured subordinate indebtedness in the original amount of $1,085,255 payable to its general partner. One Mortgage Loan representing 1.2% of the
   Initial Pool Balance (1.4% of the Group 1 Balance), the related mortgage loan documents permit the related borrower to incur additional unsecured indebtedness from its affiliates in an aggregate amount not exceeding
   $500,000 subject to the terms of the related loan agreement. Regardless of whether the terms of a mortgage loan prohibit the incurrence of subordinate debt, the related borrower may be permitted to incur additional indebtedness secured by furniture, fixtures and equipment, and to incur additional unsecured indebtedness. In addition, although the mortgage loans generally restrict the transfer or pledging of general partnership and managing member equity interests in a borrower, subject to certain exceptions, the terms of the mortgage loans generally permit, subject to certain limitations, the transfer or pledge of a less than controlling portion of the limited partnership or non-managing membership equity interests in a borrower.
   Moreover, in general, the parent entity of any borrower that does not meet single-purpose entity criteria may not be restricted in any way from incurring mezzanine or other debt not secured by the related Mortgaged
   Property. In addition, 22 of the Mortgage Loans representing 14.6% of the
   Initial Pool Balance (13.7% of the Group 1 Balance and 19.0% of the Group

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-5
--------------------------------------------------------------------------------

 2 Balance) permit the members of the related borrower to incur mezzanine debt under the circumstances set forth in the related loan agreement. Four Loans representing 22.5% of the Initial Pool Balance (18.8% of the Group 1 Balance
 and 39.6% of the Group 2 Balance), have existing mezzanine debt. One mortgage loan, representing 9.9% of the Initial Pool Balance (12.0% of the Group 1
 Balance), is evidenced by a split loan structure comprised of three pari passu notes each of which is secured by the same mortgage instrument on the related
 Mortgaged Property. The other two notes contained in this split loan structure are not included in the Trust, but are pari passu in right of payment with the
 Mortgage Loan included in the Trust and have an outstanding principal balances as of the Cut-off Date of $253,000,000 and $130,000,000, respectively. Two mortgage loans representing 9.4% of the Initial Pool Balance (11.3% of the
 Group 1 Balance) are each part of a split loan structure that is secured by the same mortgage instrument on the related Mortgaged Property. The other mortgage loans in the split loan structures are not included in the Trust. The principal balance of such other mortgage loans, as of the date of origination, were $49,000,000 and $14,000, respectively. Such mortgage loans are subordinate in right of payment to the related Mortgage Loan included in the
 Trust. See the individual loan descriptions under the heading "Description of the Mortgage Pool" in the prospectus supplement for further information regarding additional indebtedness relating to significant mortgage loans, as well as the information under "Description of the Mortgage Pool--Additional
 Mortgage Loans--Subordinate Financing" in the prospectus supplement. See also
 "Risk Factors--Risks Related to the Mortgage Loans--Subordinate Financing May
 Make Recovery Difficult in the Event of Loss" of the prospectus supplement.

This material is for your private information and none of Banc of America
Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets
Inc.,Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the
Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       81